[GRAPHIC]           SMITH BARNEY CONCERT
                    ALLOCATION SERIES INC.



                   --  SELECT HIGH GROWTH PORTFOLIO
                   --  SELECT GROWTH PORTFOLIO
                   --  SELECT BALANCED PORTFOLIO
                   --  SELECT CONSERVATIVE PORTFOLIO
                   --  SELECT INCOME PORTFOLIO



                   ANNUAL REPORT
                   JANUARY 31, 1999



                   INVESTMENT STRATEGIES FOR YOUR LIFE

                   [LOGO]   SMITH BARNEY MUTUAL FUNDS
                            INVESTING FOR YOUR FUTURE.
                            EVERY DAY -Registration Trademark-.

TABLE OF CONTENTS

Letter to Shareholders....................................................    1

The Concert Allocation Series Portfolios

    The Select High Growth Portfolio......................................    5

    The Select Growth Portfolio...........................................    7

    The Select Balanced Portfolio.........................................    9

    The Select Conservative Portfolio.....................................   11

    The Select Income Portfolio...........................................   13

Schedules of Investments..................................................   15

Statements of Assets and Liabilities......................................   20

Statements of Operations..................................................   21

Statements of Changes in Net Assets.......................................   22

Notes to Financial Statements.............................................   24

Financial Highlights......................................................   27

Independent Auditors' Report..............................................   32

Tax Information...........................................................   33

Additional Shareholder Information........................................   34

Directors and Officers....................................................   35

Dear Shareholder:

           [PHOTO]

Heath B. McLendon
CHAIRMAN
THE CONCERT ALLOCATION SERIES

           [PHOTO]
Thomas B. Stiles II
VICE PRESIDENT AND INVESTMENT OFFICER
THE CONCERT ALLOCATION SERIES

We are pleased to present the annual report for the Smith Barney Concert Allocation Series Inc. ("Concert Allocation Series") Select Portfolios ("Portfolios") for the period ended January 31, 1999. The Portfolios covered in this report for the most part delivered competitive returns during the reporting period. The performance and current holdings of each Portfolio are discussed in greater detail on the following pages.

THE PERFORMANCE OF THE CONCERT ALLOCATION
SERIES SELECT PORTFOLIOS*

TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 1999

PORTFOLIO             TOTAL RETURN
--------------------  -------------
Select High Growth          18.79%
Select Growth               16.31
Select Balanced              9.76
Select Conservative          6.05
Select Income                5.18

* THE PERFORMANCE FIGURES SHOWN ABOVE REPRESENT PAST PERFORMANCE WHICH IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE U.S. MARKETS
The year 1998 set records across the financial markets. It was broad-based, for we enjoyed all-time highs in the popular stock market averages, while the bond market yields touched levels last seen in the 1960s. Records were set as large-capitalization stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an index of mostly large-capitalization domestic stocks, exceeded a 20% return for the fourth year in a row. (Market capitalization is the value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price.)

Yet 1998 was also a tumultuous year and we expect 1999 to be no different. In 1998, emerging markets "submerged". Small-capitalization stock indices, such as the Russell 2000 Index,-Registered Trademark- were actually down for the year. Even large-capitalization stock indices dipped into negative territory twice. At the end of August 1998 and again in the beginning of October 1998, stocks traded at levels below that of January 1, 1998. In a turn of events, however, these stocks recovered and rallied strongly through year-end.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    SALUTING THE
 LONG-TERM INVESTOR
 GROWTH OF $10,000
  INVESTED IN THE
 STANDARD & POOR'S
500 COMPOSITE STOCK
INDEX, SALOMON SMITH
    BARNEY WORLD
  GOVERNMENT BOND
       INDEX,
       LEHMAN
GOVERNMENT/CORPORATE
   BOND INDEX AND
   MORGAN STANLEY
      CAPITAL
 INTERNATIONAL EAFE
       INDEX
 (JANUARY, 1989 --
   JANUARY, 1999)
    (UNAUDITED)
                                                SALOMON SMITH BARNEY
                                                                                                       LEHMAN
                                                  WORLD GOVERNMENT                              GOVERNMENT/CORPORATE
                           S&P 500 INDEX             BOND INDEX           MSCI EAFE INDEX            BOND INDEX
1/89                                  10,000                  10,080                  10,000                  10,000
1/90                                  11,443                  10,603                  10,483                  11,119
1/91                                  12,401                  11,593                   8,634                  12,344
1/92                                  15,210                  12,887                   8,690                  13,965
1/93                                  16,816                  14,187                   7,826                  15,582
1/94                                  16,977                  15,686                  11,285                  17,187
1/95                                  19,075                  15,301                  10,812                  16,653
1/96                                  26,442                  17,988                  12,593                  19,604
1/97                                  33,404                  19,535                  12,873                  20,072
1/98                                  42,391                  21,890                  14,218                  22,315
1/99                                  56,169                  25,341                  16,290                  24,261

THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX ("S&P 500") IS A CAPITALIZATION-WEIGHTED INDEX OF 500 WIDELY HELD COMMON STOCKS. THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX IS A MARKET-CAPITALIZATION-WEIGHTED BENCHMARK THAT TRACKS THE PERFORMANCE OF THE GOVERNMENT BOND MARKETS OF 14 COUNTRIES. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") CONSISTS OF THE EQUITY TOTAL RETURNS FOR EUROPE, AUSTRALIA AND THE FAR EAST. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND.

The year 1998 also continued a trend that we have seen over the past few years: the outperformance of the very largest-capitalization stocks. This trend was evident whether looking at large-capitalization indices, such as the S&P 500, or at indices perceived as being small cap, such as NASDAQ. As was the case over the last several years, the largest stocks, or the "elephants" of the stock market, garnered the out-sized returns.

As measured by the price change in the S&P 500, large-cap stocks were up an impressive 26.7% in 1998. However, last year's 26.7% index return is an average, one that is market-weighted. Put simply, in a market-weighted index those stocks with higher market capitalization (large caps) have a greater impact on the index's performance than those with a lower market value (small caps).

An average also implies that returns are randomly distributed. Last year, they were anything but. For the largest-capitalization stocks outperformed the average stock, creating a situation where the largest market cap companies once again had a major impact on the indices. In a sense, they had a double impact. Their market size ensured they would affect a market-weighted index. That effect was compounded by their strong price action during the year. In fact, the top 25 S&P stocks (as measured by market capitalization) returned 33.8% versus the overall index performance of 26.7%. Removing the top 25 stocks from the index would have resulted in a return of 23.4% for the remaining 475 stocks. (Price change only and not total return.)

Another underlying theme in last year's market was a flight to quality. As previously noted, large stocks outperformed small ones. High-quality bonds outperformed lower-quality ones. In fact quality, not maturity or duration, was the main factor distinguishing bond performance last year. Government bonds outperformed corporate bonds, which in turn outperformed high-yield bonds. This reluctance on the part of many investors to take on risk was due to problems in emerging markets, as well as liquidity concerns caused by major, troubled hedge funds.

The Federal Reserve Board ("Fed"), well aware of the growing liquidity problems in the bond market, engineered three moves starting on September 29, 1998, to reduce the federal funds rate to 4.75% and the discount rate to 4.50%. After falling to the historic low of 4.70% on the long U.S. Treasury bond in early October interest rates have bounced around in a rather narrow trading range. The Lehman Brothers Government/Corporate Bond index returned 8.72% for the year ended January 31, 1999.

INTERNATIONAL STOCK MARKETS
Powerful forces buffeted global equity markets during 1998. Some of these factors included:

    - The economic convergence of eleven European countries to form "Euroland" with a common functional currency, the euro,

    - Significant political change in Asia and Europe and the U.S. Presidential impeachment process,

    - Russian debt default, the instability of hedge funds, massive debt trading losses from major financial institutions and withdrawal of trading liquidity,

    - Ongoing global disinflation (in many cases deflation) which applied downward pressure to both commodity prices and the developing economies,

    - Massive mergers and acquisitions in several global industries.

The first half of the year was characterized by strongly positive returns from the developed markets while emerging market performance lagged. The financial crisis of late summer engulfed equity markets, negating virtually all gains from the early part of the year and driving emerging market returns sharply negative. Coordinated central bank monetary stimulus allowed a sharp recovery in most equity markets over the past few months.

Market volatility during the year was higher than in recent years, providing discomfort to many investors during the late summer and early fall bear market. Many high-quality stocks fell sharply as investors fled equities for the perceived safety of U.S. dollar-denominated fixed-income instruments. This provided great buying opportunities in stocks and again illustrated the benefit of having a long-term investment perspective.

For other sectors of the market -- specifically those companies oriented to resources and commodities -- the global economic deceleration and looming overcapacity, combined with strong downward price pressures from end users, increased the prospect of poor earnings in 1998 and 1999. We see very little attraction in these sectors until a major contraction in capital spending occurs leading to less capacity. Interestingly, corporate managements also took advantage of the sharp decline during the period under review to initiate merger and acquisition activity, which reached record levels globally in 1998.

LOOKING FORWARD
Over the next twelve months we anticipate more volatility in the U.S. stock market. Some sectors, such as Internet-related stocks, should swing wildly over the next year. But we expect the underlying fundamentals of the economy and markets to remain solid. Corporate earnings should accelerate in 1999 versus 1998, while inflation remains low.

We also believe that 1999 should be a positive year for bond investors. Last year excess cash seems to have poured into stocks and U.S. Treasurys. We expect that 1999 may see a shift away from U.S. Treasurys and into other kinds of bonds.

During the variable conditions of the reporting period, the international equity markets proved resilient to numerous adverse economic and political developments. We think that Europe should be the regional earnings star performer, especially in Euroland, which adopted a common currency on January 1, 1999. We think that Europe's investment attractions will continue in 1999 from the combination of:

    - Corporate restructuring

    - Increasing consumer confidence, due to declining unemployment

    - Attentive management, due to the award of equity incentives

    - Deregulation in financial markets, such as share repurchases

    - Growing flexibility of labor markets

We encourage you to visit our web site at WWW.SMITHBARNEY.COM to find out more about the Concert Allocation Series Portfolios. Thank you for your participation and the confidence you have placed in us.

Sincerely,

/s/ Heath B. McLendon              /s/ Thomas B. Stiles II
Heath B. McLendon                  Thomas B. Stiles II
CHAIRMAN                           VICE PRESIDENT AND
                                   INVESTMENT OFFICER

FEBRUARY 25, 1999

THE SELECT HIGH GROWTH PORTFOLIO
TARGET ASSET ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     BOND FUNDS             STOCK FUNDS
10%                                      90%

THE SELECT HIGH GROWTH PORTFOLIO SEEKS CAPITAL APPRECIATION BY INVESTING A HIGH PERCENTAGE OF ITS ASSETS IN AGGRESSIVE EQUITY FUNDS.
 .................................................................

THE SELECT HIGH GROWTH PORTFOLIO
The Select High Growth Portfolio seeks capital appreciation. Among the Portfolios of the Concert Allocation Series, the Select High Growth Portfolio invests a large portion of its assets in aggressive equity mutual funds that focus on smaller, more speculative companies as well as mid-sized (or larger) companies with the potential for rapid growth. Moreover, a significant portion of the Portfolio is invested in international or emerging markets funds in order to achieve a greater level of diversification.
INDEX COMPARISON*

S&P 500                                             32.51 %
RUSSELL 2000                                         0.33 %
MSCI EAFE                                           14.41 %
SALOMON SMITH BARNEY
 HIGH YIELD MARKET                                   2.83 %

 .................................................................
*THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 1999. PORTFOLIO UPDATE
During the past year, the Select High Growth Portfolio ("Portfolio") benefited from its exposure to large-capitalization growth stocks, generating a total return of 18.79% for the year ended January 31, 1999. In particular, the Smith Barney Large Capitalization Growth Fund and Concert Peachtree Growth Fund all performed very well during the period (63.42% and 40.65% total returns, respectively). The Smith Barney Aggressive Growth Fund, which also counts some large-sized companies among its holdings, turned in an impressive performance as well with a total return of 45.41% during the year. Although, the small-capitalization funds in the Portfolio outperformed their respective benchmarks, their absolute returns lagged the outsized gains achieved by large-cap growth stocks.

In addition, investors continued their decided preference for growth stocks over value stocks. Funds with more of a value bias, such as the Smith Barney Large Cap Value Fund and the Smith Barney Contrarian Fund tended not to perform as well as their growth stock counterparts. (Growth stocks are generally considered to be company shares that have exhibited above-average earnings growth and are expected to continue to grow faster than other similar-sized companies. Value investing attempts to identify stocks that are selling at relatively low prices compared to their earnings or book value with the belief that the market will eventually recognize their value, therefore, causing their share price to increase.)

In the international arena, funds that emphasized European companies tended to perform better than funds that invested more heavily in Asia and other emerging markets. Moreover, the performance disparity between growth and value stocks also extended to international stocks.

In addition, since our last report we added the Smith Barney Mid-Cap Blend Fund to the Select High Growth Portfolio's mix. The Smith Barney Mid-Cap Blend Fund seeks companies that are more established than small-capitalization companies but have not yet acquired the size of large-capitalization companies. Since its inception on September 1, 1998, the Smith Barney Mid-Cap Blend Fund has returned 41.75% through January 31, 1999.

As we noted in our main letter, the past twelve months were an unusual period for financial markets, with large-capitalization growth stocks leading the way for the third consecutive year. We believe this narrow market leadership cannot continue indefinitely and further reinforces the importance of maintaining broad diversification in your investment portfolio.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT HIGH GROWTH PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE CONCERT ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT HIGH GROWTH PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, RUSSELL 2000 INDEX,
MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EAFE INDEX AND SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX
 ...............................................................................
FEBRUARY 5, 1997 -- JANUARY 31, 1999 (UNAUDITED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               SELECT HIGH      STANDARD & POOR'S 500     RUSSELL         MSCI        SALOMON SMITH BARNEY HIGH YIELD
            GROWTH PORTFOLIO    COMPOSITE STOCK INDEX    2000 INDEX    EAFE INDEX              MARKET INDEX
2/5/97                 10,000                   10,000        10,000         10,000                             10,000
7/97                   11,250                   12,264        11,307         11,711                             10,757
1/98                   11,060                   12,689        11,607         11,028                             11,487
7/98                   11,998                   14,618        11,569         12,349                             11,906
1/99                   13,138                   16,814        11,851         12,636                             11,812

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 1999. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE RUSSELL 2000 INDEX IS A CAPITALIZATION WEIGHTED TOTAL RETURN INDEX WHICH IS COMPRISED OF 2,000 OF SOME OF THE SMALLER-CAPITALIZED U.S.-DOMICILED COMPANIES WHOSE COMMON STOCK IS TRADED IN THE UNITED STATES ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND NASDAQ. THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") CONSISTS OF THE EQUITY TOTAL RETURNS FOR EUROPE, AUSTRALIA AND THE FAR EAST. THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX COVERS A SIGNIFICANT PORTION OF THE BELOW-INVESTMENT-GRADE U.S. CORPORATE BOND MARKET. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS.

HISTORICAL PERFORMANCE -- SELECT HIGH GROWTH PORTFOLIO+
 ...............................................................................

                                                  NET ASSET VALUE
                                         ---------------------------------   INCOME    CAPITAL GAIN
              YEAR ENDED                 BEGINNING OF YEAR    END OF YEAR    DIVIDED   DISTRIBUTION     TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------
1/31/99                                        $11.06            $13.02       $0.07        $0.04            18.79%
----------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                              10.00             11.06        0.00         0.00            10.60++
----------------------------------------------------------------------------------------------------------------------
Total                                                                         $0.07        $0.04
----------------------------------------------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN -- SELECT HIGH GROWTH PORTFOLIO
 ...............................................................................

2/5/97* -- 1/31/99                                                                                            31.38%
--------------------------------------------------------------------------------------------------------------------

+ IT IS THE SELECT HIGH GROWTH PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
*  COMMENCEMENT OF OPERATIONS.

THE SELECT GROWTH PORTFOLIO
TARGET ASSET ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     BOND FUNDS             STOCK FUNDS
30%                                      70%

THE SELECT GROWTH PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN FUNDS CONTAINING THE ISSUES OF MORE ESTABLISHED COMPANIES.
 .................................................................

THE SELECT GROWTH PORTFOLIO
The Select Growth Portfolio seeks long-term growth of capital. Among the Portfolios of the Concert Allocation Series, the Select Growth Portfolio invests the highest percentage of its assets in large-capitalization stock mutual funds, to provide growth. The Portfolio's equity allocation also includes funds that invest in small- and mid-cap stocks and international securities. In addition, a significant portion of the Select Growth Portfolio is also allocated to bonds, to help reduce volatility.
INDEX COMPARISON*

S&P 500                                             32.51%
RUSSELL 2000                                         0.33%
MSCI EAFE                                           14.41%
LEHMAN GOVERNMENT/CORPORATE BOND                     8.72%

 .................................................................
*THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 1999. PORTFOLIO UPDATE
Investors retained their preference for stocks of large, well-established companies for most of 1998. The Underlying Funds in the Select Growth Portfolio ("Portfolio") that invest in these companies, primarily Concert Peachtree Growth Fund and Smith Barney Large Capitalization Growth Fund, also performed quite well, returning 40.65% and 63.42%, respectively. In addition, the Smith Barney Aggressive Growth Fund, which also counts some large companies among its holdings, turned in an impressive performance as well with a total return of nearly 45.41% over the reporting period. The Select Growth Portfolio returned 16.31% for the year ended January 31, 1999.

Moreover, investors continued to favor growth stocks over value stocks in the last year and the returns of Funds with more a value bias, such as Smith Barney Large Cap Value Fund and Smith Barney Contrarian Fund, trailed that of large company growth stocks. (Growth stocks are generally considered to be company shares that have exhibited above-average earnings growth and are expected to continue to grow faster than other similar-sized companies. Value investing attempts to identify stocks that are selling at relatively low prices compared to their earnings or book value with the belief that the market will eventually recognize their value, hence, causing the price to increase.)

Funds in your Portfolio that invest in smaller-capitalized companies outperformed their respective indices, but nevertheless trailed the unusually strong performance of large company shares.

International stocks largely followed the same pattern as domestic stocks with large-capitalization growth stocks leading the way. The Smith Barney World Funds--International Equity Portfolio performed roughly in line with its benchmark while the return of the Smith Barney Hansberger Global Value Fund was negatively impacted by international investor preference for growth stocks.

The bond funds in the Portfolio, with their emphasis on credit quality in their respective asset classes, also posted returns comparable to their indices.

In addition, since our last report we added the Smith Barney Mid-Cap Blend Fund to the Select Growth Portfolio. The Mid-Cap Blend Fund seeks companies that are more established than small-capitalization companies but have not yet acquired the size of large-capitalization companies. Since its inception on September 1, 1998, the Smith Barney Mid-Cap Blend Fund has returned 41.75% through January 31, 1999.

The past twelve months represented an unusual period for financial markets, with large-capitalization growth stocks leading the market for the third consecutive year. We believe this narrow market leadership cannot continue indefinitely and further reinforces the importance of maintaining broad diversification in your investment portfolio.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT GROWTH PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE CONCERT ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT GROWTH PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, RUSSELL 2000 INDEX,
MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EAFE INDEX AND LEHMAN GOVERNMENT/CORPORATE BOND INDEX
 ...............................................................................
FEBRUARY 5, 1997 -- JANUARY 31, 1999 (UNAUDITED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SELECT GROWTH    STANDARD & POOR'S 500                                              LEHMAN GOVERNMENT/
              PORTFOLIO      COMPOSITE STOCK INDEX   RUSSELL 2000 INDEX    MSCI EAFE INDEX     CORPORATE BOND INDEX
2/5/97              10,000                   10,000               10,000              10,000                  10,000
7/97                11,170                   12,254               11,307              11,711                  10,575
1/98                11,280                   12,689               11,807              11,028                  11,117
7/98                12,111                   14,618               11,569              12,349                  11,428
1/99                13,120                   16,814               11,851              12,635                  12,086

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 1999. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE RUSSELL 2000 INDEX IS A CAPITALIZATION-WEIGHTED TOTAL RETURN INDEX WHICH IS COMPRISED OF 2,000 OF SOME OF THE SMALLER-CAPITALIZED U.S.-DOMICILED COMPANIES WHOSE COMMON STOCK IS TRADED IN THE UNITED STATES ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND NASDAQ. THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") IS A COMPOSITE INDEX THAT CONSISTS OF EQUITY TOTAL RETURNS FOR EUROPE, AUSTRALIA AND THE FAR EAST. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS.

HISTORICAL PERFORMANCE -- SELECT GROWTH PORTFOLIO+
 ...............................................................................

                                                  NET ASSET VALUE
                                         ---------------------------------   INCOME    CAPITAL GAIN
              YEAR ENDED                 BEGINNING OF YEAR    END OF YEAR    DIVIDED   DISTRIBUTION          TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------------------
1/31/99                                        $11.28            $12.87       $0.11        $0.12                  16.31%
--------------------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                              10.00             11.28        0.00         0.00                  12.80++
--------------------------------------------------------------------------------------------------------------------------------
Total                                                                         $0.11        $0.12
--------------------------------------------------------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN -- SELECT GROWTH PORTFOLIO
 ...............................................................................

2/5/97* -- 1/31/99                                                                                            31.20%
--------------------------------------------------------------------------------------------------------------------

+ IT IS THE SELECT GROWTH PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
*  COMMENCEMENT OF OPERATIONS.

THE SELECT BALANCED PORTFOLIO
TARGET ASSET ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     BOND FUNDS             STOCK FUNDS
50%                                      50%

THE SELECT BALANCED PORTFOLIO SEEKS A BALANCE OF CAPITAL GROWTH AND INCOME BY PLACING EQUAL EMPHASIS ON FUNDS INVESTING IN STOCKS AND BONDS.
 .................................................................

THE SELECT BALANCED PORTFOLIO
The Select Balanced Portfolio seeks long-term growth of capital and income, placing equal emphasis on current income and capital appreciation. The Select Balanced Portfolio, as its name states, divides its assets roughly between equity and fixed-income mutual funds. The equity funds are primarily large-capitalization, dividend-paying stock funds. The fixed-income portion of the Portfolio is mainly invested in funds that invest in U.S. government and agency securities, as well as mortgage-backed securities.

INDEX COMPARISON*

S&P 500                                             32.51 %
LEHMAN GOVERNMENT/CORPORATE BOND                     8.72 %
SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL          5.60 %
SALOMON SMITH BARNEY
 WORLD GOVERNMENT BOND                              13.13 %

 .................................................................
*THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 1999. PORTFOLIO UPDATE
The stock funds in the Select Balanced Portfolio ("Portfolio") that focus primarily on large companies (Smith Barney Large Cap Value Fund, Smith Barney Appreciation Fund, Smith Barney Fundamental Value Fund and Smith Barney Large Cap Blend Fund) posted solid gains during the period. However, in a year in which investors showed a decided preference for growth stocks, their value bias caused their returns to lag the outsized gains of the very narrow group of large-capitalization growth stocks that drove the performance of the major indices. (Growth stocks are generally considered to be company shares that have exhibited above-average earnings growth and are expected to continue to grow faster than other similar-sized companies. Value investing attempts to identify stocks that are selling at relatively low prices compared to their earnings or book value with the belief that the market will eventually recognize their value, therefore, causing the price to increase.)

The Portfolio also benefited from the funds with high-quality bonds in their holdings. Like stock markets, bond markets worldwide experienced significant volatility during much of 1998. The bond funds in the Portfolio emphasize very strong credit quality and focus largely on U.S. government debt and the debt of other developed nations. During the Portfolio's fiscal year, the returns of these bonds consisted mostly of coupon interest with very little price appreciation or depreciation. The Select Balanced Portfolio returned 9.76% for the year ended January 31, 1999.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT BALANCED PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE CONCERT ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT BALANCED PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, LEHMAN GOVERNMENT/CORPORATE BOND INDEX,
MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") EAFE INDEX AND SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX
 ...............................................................................
FEBRUARY 5, 1997 -- JANUARY 31, 1999 (UNAUDITED)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SELECT BALANCED    STANDARD & POOR'S 500     LEHMAN GOVERNMENT/CORPORATE        MSCI
               PORTFOLIO       COMPOSITE STOCK INDEX             BOND INDEX              EAFE INDEX
2/5/97                10,000                   10,000                           10,000         10,000
7/97                  11,050                   12,254                           10,575         11,711
1/98                  11,280                   12,689                           11,117         11,028
7/98                  11,846                   14,618                           11,428         12,349
1/99                  12,381                   16,814                           12,086         12,635

                 SALOMON SMITH BARNEY
             WORLD GOVERNMENT BOND INDEX
2/5/97                              10,000
7/97                                10,512
1/98                                11,111
7/98                                11,589
1/99                                12,863

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 1999. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") IS A COMPOSITE INDEX THAT CONSISTS OF EQUITY TOTAL RETURNS FOR EUROPE, AUSTRALIA AND THE FAR EAST. THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX IS A MARKET-CAPITALIZATION-WEIGHTED BENCHMARK THAT TRACKS THE PERFORMANCE OF THE GOVERNMENT BOND MARKETS OF 14 COUNTRIES. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS.

HISTORICAL PERFORMANCE -- SELECT BALANCED PORTFOLIO+
 ...............................................................................

                                                  NET ASSET VALUE
                                         ---------------------------------   INCOME    CAPITAL GAIN
YEAR ENDED                               BEGINNING OF YEAR    END OF YEAR    DIVIDED   DISTRIBUTION      TOTAL RETURN
-----------------------------------------------------------------------------------------------------------------------
1/31/99                                        $11.28            $12.04       $0.16        $0.16              9.76%
-----------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                              10.00             11.28        0.00         0.00             12.80++
-----------------------------------------------------------------------------------------------------------------------
Total                                                                         $0.16        $0.16
-----------------------------------------------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN -- SELECT BALANCED PORTFOLIO
 ...............................................................................

2/5/97* -- 1/31/99                                                                                            23.81%
--------------------------------------------------------------------------------------------------------------------

+ IT IS THE SELECT BALANCED PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
*  COMMENCEMENT OF OPERATIONS.

THE SELECT CONSERVATIVE PORTFOLIO
TARGET ASSET ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     BOND FUNDS             STOCK FUNDS
70%                                      30%

THE SELECT CONSERVATIVE PORTFOLIO PRIMARILY SEEKS INCOME AND, SECONDARILY, LONG-TERM GROWTH OF CAPITAL BY INVESTING THE MAJORITY OF ITS ASSETS IN FUNDS THAT INVEST IN BONDS.
 .................................................................

THE SELECT CONSERVATIVE PORTFOLIO
The Select Conservative Portfolio primarily seeks income and, secondarily, long-term capital growth. Among the Portfolios of the Concert Allocation Series, the Select Conservative Portfolio consists primarily of taxable fixed-income funds, with a portion invested in stock funds that invest primarily in large-capitalization U.S. stocks.

INDEX COMPARISON*

S&P 500                                             32.51%
LEHMAN GOVERNMENT/CORPORATE BOND                     8.72%
SALOMON SMITH BARNEY
 HIGH YIELD MARKET                                   2.83%
SALOMON SMITH BARNEY
 ONE-YEAR TREASURY BILL                              5.60%

 .................................................................
*THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 1999. PORTFOLIO UPDATE
In keeping with its investment objective, the Select Conservative Portfolio ("Portfolio") consists largely of bond funds with the remainder invested in stock funds. Investor doubt and uncertainty clouded almost every financial market during the latter half of 1998, causing many investors to seek some safe haven from the turmoil. For bond investors, this meant U.S. Treasury bonds. The Portfolio generally emphasizes very high-credit quality bonds and focuses on U.S. government debt as well as the bonds of other developed nations. During the Portfolio's fiscal year, the returns of these funds consisted mostly of coupon interest with very little price appreciation or depreciation. The Portfolio's exposure to high-quality foreign national debt also contributed to its returns achieved during the period.

The portion of the Portfolio devoted to stocks was invested primarily in large company stocks. While their absolute returns were quite strong for the most part, the value bias of these funds caused them to lag the major indices. For the third consecutive year, returns of most major stock indices were driven by a handful of very large-capitalization growth stocks. (Growth stocks are generally considered to be company shares that have exhibited above-average earnings growth and are expected to continue to grow faster than other similar-sized companies. Value investing attempts to identify stocks that are selling at relatively low prices compared to their earnings or book value with the belief that the market will eventually recognize their value, hence, causing their share price to increase.) The Select Conservative Portfolio returned 6.05% for the year ended January 31, 1999.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT CONSERVATIVE PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE CONCERT ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT CONSERVATIVE PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, LEHMAN GOVERNMENT/CORPORATE BOND INDEX, SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX AND SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX
 ...............................................................................
FEBRUARY 5, 1997 -- JANUARY 31, 1999 (UNAUDITED)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    SELECT           STANDARD & POOR'S 500     LEHMAN GOVERNMENT/     SALOMON SMITH BARNEY HIGH
            CONSERVATIVE PORTFOLIO   COMPOSITE STOCK INDEX    CORPORATE BOND INDEX        YIELD MARKET INDEX
2/5/97                      10,000                   10,000                  10,000                        10,000
7/97                        10,930                   12,254                  10,575                        10,757
1/98                        11,300                   12,689                  11,117                        11,487
7/98                        11,646                   14,618                  11,428                        11,906
1/99                        11,984                   16,814                  12,088                        11,812

             SALOMON SMITH BARNEY ONE-YEAR
                  TREASURY BILL INDEX
2/5/97                                10,000
7/97                                  10,322
1/98                                  10,627
7/98                                  10,910
1/99                                  11,222

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 1999. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX COVERS A SIGNIFICANT PORTION OF THE BELOW INVESTMENT-GRADE U.S. CORPORATE BOND MARKET. THE SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX IS COMPOSED OF ONE 1-YEAR UNITED STATES TREASURY BILL WHOSE RETURN IS TRACKED UNTIL ITS MATURITY. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS.

HISTORICAL PERFORMANCE -- SELECT CONSERVATIVE PORTFOLIO+
 ...............................................................................

                                                  NET ASSET VALUE
                                         ---------------------------------   INCOME    CAPITAL GAIN
              YEAR ENDED                 BEGINNING OF YEAR    END OF YEAR    DIVIDED   DISTRIBUTION      TOTAL RETURN
-----------------------------------------------------------------------------------------------------------------------
1/31/99                                        $11.30            $11.71       $0.17        $0.10              6.05%
-----------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                              10.00             11.30        0.00         0.00             13.00++
-----------------------------------------------------------------------------------------------------------------------
Total                                                                         $0.17        $0.10
-----------------------------------------------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN -- SELECT CONSERVATIVE PORTFOLIO
 ...............................................................................

2/5/97* -- 1/31/99                                                                                            19.84%
--------------------------------------------------------------------------------------------------------------------

+ IT IS THE SELECT CONSERVATIVE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
*  COMMENCEMENT OF OPERATIONS.

THE SELECT INCOME PORTFOLIO
TARGET ASSET ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     BOND FUNDS             STOCK FUNDS
90%                                      10%

THE SELECT INCOME PORTFOLIO SEEKS HIGH CURRENT INCOME BY INVESTING PRIMARILY IN BOND FUNDS.
 .................................................................

THE SELECT INCOME PORTFOLIO
The Select Income Portfolio seeks high current income. Among the Portfolios of the Concert Allocation Series, the Select Income Portfolio allocates most of its assets in taxable fixed-income funds designed to generate a high level of income consistent with relative stability of principal. A small portion of the Portfolio is invested in equity funds that invest in large-capitalization U.S. stocks.

INDEX COMPARISON*

S&P 500                                             32.51%
Lehman Government/
 Corporate Bond                                      8.72%
Salomon Smith Barney
 High Yield Market                                   2.83%
Salomon Smith Barney
 One-Year Treasury Bill                              5.60%

 .................................................................
*THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 1999. PORTFOLIO UPDATE

The Select Income Portfolio ("Portfolio") which had a total return of 5.18% for the year ended January 31, 1999, devotes a large portion of its assets to bond funds that invest in the debt obligations of the U. S. government and other developed nations. The year 1998 was a volatile one for financial markets. The market turmoil led many investors to shun most corporate bonds in favor of U.S. Treasury bonds, considered to be the global benchmark for credit quality. The Portfolio benefited from its emphasis on high-credit quality during this period of investor doubt and uncertainty. In contrast to a gyrating corporate bond market, these funds in the Portfolio remained relatively stable, with returns coming mostly from coupon interest, with very little price appreciation or depreciation.

The Portfolio also allocates a portion of its assets to the Smith Barney High Income Fund which invests in high-yield corporate bonds. After the collapse of Russia's economy and the near failure of a prominent leveraged hedge fund last summer, many investors suddenly became risk averse and retreated to safer havens such as U.S. Treasury bonds.

High-yield bonds, in particular, came under pressure during this time and these market conditions negatively impacted the Smith Barney High Income Fund's performance. However, the Smith Barney High Income Fund held up better than many other funds in its category because of its emphasis on credit quality relative to its peers. Despite the disappointing results of high-yield bonds as an asset class, the Smith Barney High Income Fund substantially outperformed the average total return of its peer group during the reporting period according to Lipper, Inc., a major fund-tracking organization. The Smith Barney High Income Fund returned roughly 0.57% for the year ended January 31, 1999 versus the negative 0.93% average total return for funds in its category.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT INCOME PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE CONCERT ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT INCOME PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, LEHMAN GOVERNMENT/CORPORATE BOND INDEX,
SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX AND SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX
 ...............................................................................
FEBRUARY 5, 1997 -- JANUARY 31, 1999 (UNAUDITED)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 SELECT         STANDARD & POOR'S 500     LEHMAN GOVERNMENT/CORPORATE      SALOMON SMITH BARNEY
            INCOME PORTFOLIO    COMPOSITE STOCK INDEX             BOND INDEX             HIGH YIELD MARKET INDEX
2/5/97                 10,000                   10,000                           10,000                    10,000
7/97                   10,850                   12,254                           10,575                    10,757
1/98                   11,290                   12,689                           11,117                    11,487
7/98                   11,620                   14,618                           11,428                    11,906
1/99                   11,875                   16,814                           12,086                    11,812

             SALOMON SMITH BARNEY ONE-YEAR
                  TREASURY BILL INDEX
2/5/97                                10,000
7/97                                  10,322
1/98                                  10,627
7/98                                  10,910
1/99                                  11,222

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 1999. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX COVERS A SIGNIFICANT PORTION OF THE BELOW-INVESTMENT-GRADE U.S. CORPORATE BOND MARKET. THE SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX IS COMPOSED OF ONE 1-YEAR UNITED STATES TREASURY BILL WHOSE RETURN IS TRACKED UNTIL ITS MATURITY. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS.

HISTORICAL PERFORMANCE -- SELECT INCOME PORTFOLIO+
 ...............................................................................

                                                  NET ASSET VALUE
                                         ---------------------------------   INCOME    CAPITAL GAIN
YEAR ENDED                               BEGINNING OF YEAR    END OF YEAR    DIVIDED   DISTRIBUTION     TOTAL RETURN
----------------------------------------------------------------------------------------------------------------------
1/31/99                                        $11.29            $11.66       $0.15        $0.06              5.18%
----------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                              10.00             11.29        0.00         0.00             12.90++
----------------------------------------------------------------------------------------------------------------------
Total                                                                         $0.15        $0.06
----------------------------------------------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN -- SELECT INCOME PORTFOLIO
 ...............................................................................

2/5/97* -- 1/31/99                                                                                            18.75%
--------------------------------------------------------------------------------------------------------------------

+ IT IS THE SELECT INCOME PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
*  COMMENCEMENT OF OPERATIONS.

THE SELECT HIGH GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS                                         JANUARY 31, 1999
 ...............................................................................

   SHARES                        DESCRIPTION                        VALUE
 ---------------------------------------------------------------------------
 UNDERLYING FUNDS -- 99.1%
    137,908   Smith Barney Aggressive Growth Fund                $ 7,859,393
    213,238   Smith Barney Equity Funds - Smith Barney Large
                Cap Blend Fund                                     3,823,360
    205,776   Smith Barney Funds, Inc. - Large Cap Value Fund      3,788,341
    649,677   Smith Barney Income Funds - Smith Barney High
                Income Fund                                        7,074,981
    412,885   Smith Barney Investment Funds, Inc. - Concert
                Peachtree Growth Fund                              7,766,373
    267,947   Smith Barney Investment Funds, Inc. - Smith
                Barney Contrarian Fund                             3,740,541
    703,982   Smith Barney Investment Funds, Inc. - Smith
                Barney Hansberger Global Value Fund                7,398,854
    370,880   Smith Barney Investment Trust - Smith Barney
                Large Capitalization Growth Fund                   7,769,932
    236,182   Smith Barney Investment Trust - Smith Barney Mid
                Cap Blend Fund                                     3,826,151
  1,115,990   Smith Barney Small Cap Blend Fund, Inc.             14,998,904
    328,954   Smith Barney World Funds, Inc. - International
                Equity Portfolio                                   7,463,956
 ---------------------------------------------------------------------------
              TOTAL UNDERLYING FUNDS (Cost -- $67,526,183)        75,510,786
 ---------------------------------------------------------------------------

    FACE
   AMOUNT                                                           VALUE
 ---------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 0.9%
 $  684,000   Morgan Stanley Dean Witter & Co., 4.700% due
              2/1/99; Proceeds at maturity -- $684,268;
              (Fully collateralized by U.S. Treasury Notes and
              Bonds, 5.375% to 7.875% due 4/15/99 to 11/15/26;
              Market value -- $701,101)(Cost -- $684,000)            684,000
 ---------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $68,210,183*)   $76,194,786
 ---------------------------------------------------------------------------

 *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS                                         JANUARY 31, 1999
 ...............................................................................

   SHARES                        DESCRIPTION                        VALUE
 ----------------------------------------------------------------------------
 UNDERLYING FUNDS -- 98.4%
    118,394   Smith Barney Aggressive Growth Fund                $  6,747,285
    729,250   Smith Barney Equity Funds - Smith Barney Large
                Cap Blend Fund                                     13,075,449
    707,422   Smith Barney Funds, Inc. - Large Cap Value Fund      13,023,634
  1,122,695   Smith Barney Income Funds, Inc. - Smith Barney
                High Income Fund                                   12,226,153
    704,655   Smith Barney Investment Funds - Concert Peachtree
                Growth Fund                                        13,254,568
    463,290   Smith Barney Investment Funds, Inc. - Smith
                Barney Contrarian Fund                              6,467,530
  1,288,784   Smith Barney Investment Funds, Inc. - Smith
                Barney Government Securities Fund                  12,862,066
    610,657   Smith Barney Investment Funds, Inc. - Smith
                Barney Hansberger Global Value Fund                 6,418,010
    977,438   Smith Barney Investment Funds, Inc. - Smith
                Barney Investment Grade Bond Fund                  12,911,950
    316,897   Smith Barney Investment Trust - Smith Barney
                Large Capitalization Growth Fund                    6,639,001
    404,807   Smith Barney Investment Trust - Smith Barney Mid
                Cap Blend Fund                                      6,557,879
    481,364   Smith Barney Small Cap Blend Fund, Inc.               6,469,527
    567,335   Smith Barney World Funds, Inc. - International
                Equity Portfolio                                   12,872,837
 ----------------------------------------------------------------------------
              TOTAL UNDERLYING FUNDS (Cost -- $119,183,997)       129,525,889
 ----------------------------------------------------------------------------

    FACE
   AMOUNT                                                           VALUE
 ----------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.6%
 $2,091,000   Morgan Stanley Dean Witter & Co., 4.700% due
              2/1/99; Proceeds at maturity -- $2,091,819;
              (Fully collateralized by U.S. Treasury Notes,
              5.375% to 7.875% due 4/15/99 to 11/15/26;
              Market value -- $2,143,278) (Cost -- $2,091,000)      2,091,000
 ----------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $121,274,997*)  $131,616,889
 ----------------------------------------------------------------------------

 *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS                                         JANUARY 31, 1999
 ...............................................................................

   SHARES                        DESCRIPTION                        VALUE
 ----------------------------------------------------------------------------
 UNDERLYING FUNDS -- 98.3%
    873,201   Smith Barney Appreciation Fund Inc.                $ 13,560,804
    380,049   Smith Barney Equity Funds - Smith Barney Large
                Cap Blend Fund                                      6,814,278
  1,154,194   Smith Barney Fundamental Value Fund Inc.             13,365,571
    366,316   Smith Barney Funds, Inc. - Large Cap Value Fund       6,743,881
  1,448,510   Smith Barney Funds, Inc. - Smith Barney
                Short-Term High Grade Bond Fund                     5,982,348
    848,877   Smith Barney Income Funds - Smith Barney
                Convertible Fund Inc.                              13,327,364
  2,530,567   Smith Barney Income Funds - Smith Barney
                Diversified Strategic Income Fund                  19,966,171
    640,043   Smith Barney Income Funds - Smith Barney Premium
                Total Return Fund                                  13,338,497
  1,333,411   Smith Barney Investment Funds, Inc. - Smith
                Barney Government Securities Fund                  13,307,439
  1,042,677   Smith Barney Managed Governments Fund Inc.           13,294,128
    564,747   Smith Barney World Funds, Inc. - Global
                Government Bond Portfolio                           6,635,775
    293,125   Smith Barney World Funds, Inc. - International
                Equity Portfolio                                    6,651,001
 ----------------------------------------------------------------------------
              TOTAL UNDERLYING FUNDS (Cost -- $131,215,599)       132,987,257
 ----------------------------------------------------------------------------

    FACE
   AMOUNT                                                           VALUE
 ----------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.7%
 $2,373,000   Morgan Stanley Dean Witter & Co., 4.700% due
              2/1/99; Proceeds at maturity -- $2,373,929;
              (Fully collateralized by U.S. Treasury Notes,
              5.375% to 7.875% due 4/15/99 to 11/15/26;
              Market value -- $2,432,329) (Cost -- $2,373,000)      2,373,000
 ----------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $133,588,599*)  $135,360,257
 ----------------------------------------------------------------------------

 *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT CONSERVATIVE PORTFOLIO

SCHEDULE OF INVESTMENTS                                         JANUARY 31, 1999
 ...............................................................................

  SHARES                       DESCRIPTION                        VALUE
 -------------------------------------------------------------------------
 UNDERLYING FUNDS -- 97.8%
  252,153   Smith Barney Appreciation Fund Inc.                $ 3,915,936
  168,358   Smith Barney Fundamental Value Fund Inc.             1,949,587
  420,245   Smith Barney Funds, Inc. - Short-Term High Grade
              Bond Fund                                          1,735,614
  386,846   Smith Barney Government Securities Fund              3,860,719
  246,255   Smith Barney Income Funds - Smith Barney
              Convertible Fund Inc.                              3,866,211
  978,836   Smith Barney Income Funds - Smith Barney
              Diversified Strategic Income Fund                  7,723,019
  354,800   Smith Barney Income Funds - Smith Barney High
              Income Fund                                        3,863,770
   92,843   Smith Barney Income Funds - Smith Barney Premium
              Total Return Fund                                  1,934,841
  183,848   Smith Barney Investment Funds, Inc. - Smith
              Barney Hansberger Global Value                     1,932,246
  453,745   Smith Barney Managed Governments Fund Inc.           5,785,246
  163,819   Smith Barney World Funds, Inc. - Global
              Government Bond Portfolio                          1,924,875
 -------------------------------------------------------------------------
            TOTAL UNDERLYING FUNDS (Cost -- $38,677,793)        38,492,064
 -------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
 -------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 2.2%
 $852,000   Morgan Stanley Dean Witter & Co., 4.700% due
            2/1/99; Proceeds at maturity -- $852,334;
            (Fully collateralized by U.S. Treasury Notes,
            5.375% to 7.875% due 4/15/99 to 11/15/26;
            Market value -- $873,301) (Cost -- $852,000)           852,000
 -------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- 39,529,793*)    $39,344,064
 -------------------------------------------------------------------------

 *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS                                         JANUARY 31, 1999
 ...............................................................................

  SHARES                       DESCRIPTION                        VALUE
 -------------------------------------------------------------------------
 UNDERLYING FUNDS -- 99.2%
   67,171   Smith Barney Appreciation Fund Inc.                $ 1,043,169
  472,027   Smith Barney Funds, Inc. - Short-Term High Grade
              Bond Fund                                          1,949,472
   65,123   Smith Barney Income Funds - Smith Barney
              Convertible Fund Inc.                              1,022,428
  518,015   Smith Barney Income Funds - Smith Barney
              Diversified Strategic Income Fund                  4,087,142
  374,973   Smith Barney Income Funds - Smith Barney High
              Income Fund                                        4,083,458
   49,397   Smith Barney Income Funds - Smith Barney Premium
              Total Return Fund                                  1,029,437
  307,399   Smith Barney Investment Funds, Inc. - Smith
              Barney Government Securities Fund                  3,067,838
  320,534   Smith Barney Managed Governments Fund Inc.           4,086,811
 -------------------------------------------------------------------------
            TOTAL UNDERLYING FUNDS (Cost -- $20,454,533)        20,369,755
 -------------------------------------------------------------------------

    FACE
   AMOUNT                                                           VALUE
 ---------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 0.8%
   $169,000   Morgan Stanley Dean Witter & Co., 4.700% due
              2/1/99; Proceeds at maturity -- $169,066;
              (Fully collateralized by U.S. Treasury Notes,
              5.375% to 7.875% due 4/15/99 to 11/15/26;
              Market value -- $173,225) (Cost -- $169,000)           169,000
 ---------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $20,623,533*)   $20,538,755
 ---------------------------------------------------------------------------

 *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES                            JANUARY 31, 1999
 ...............................................................................

                                           SELECT        SELECT        SELECT        SELECT          SELECT
                                         HIGH GROWTH     GROWTH       BALANCED    CONSERVATIVE       INCOME
                                          PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                  $68,210,183  $121,274,997  $133,588,599   $ 39,529,793   $ 20,623,533
--------------------------------------------------------------------------------------------------------------
   Investments, at value                 $76,194,786  $131,616,889  $135,360,257   $ 39,344,064   $ 20,538,755
   Cash                                          414            68            --            900             35
   Receivable for Fund shares sold            38,728        19,902       380,950        143,751         37,797
   Receivable from manager                        --            --            --             --         21,761
   Dividends and interest receivable              89           273        17,218          4,999          5,534
--------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                           76,234,017   131,637,132   135,758,425     39,493,714     20,603,882
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased          328,819     1,445,956     1,675,400        659,930             --
   Payable to bank                                --            --        32,784             --             --
   Payable for Fund shares purchased           7,003        19,627           148            697          6,826
   Accrued expenses                          118,060       242,574       254,575         17,832             --
--------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                         453,882     1,708,157     1,962,907        678,459          6,826
--------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS                      $75,780,135  $129,928,975  $133,795,518   $ 38,815,255   $ 20,597,056
--------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares           $     5,820  $     10,097  $     11,109   $      3,314   $      1,767
   Capital paid in excess of par value    66,064,606   115,410,620   125,583,926     37,276,182     19,938,382
   Undistributed net investment income       513,147     1,844,375     3,039,216      1,172,731        681,738
   Accumulated net realized gain on
     security transactions                 1,211,959     2,321,991     3,389,609        548,757         59,947
   Net unrealized appreciation
     (depreciation)
     of investments                        7,984,603    10,341,892     1,771,658       (185,729)  $    (84,778)
--------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS                      $75,780,135  $129,928,975  $133,795,518   $ 38,815,255   $ 20,597,056
--------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING                         5,820,310    10,096,641    11,108,833      3,313,806      1,767,044
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                               $13.02        $12.87        $12.04         $11.71         $11.66
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS                     FOR THE YEAR ENDED JANUARY 31, 1999
 ...............................................................................

                                                                SELECT        SELECT        SELECT       SELECT       SELECT
                                                             HIGH GROWTH      GROWTH       BALANCED    CONSERVATIVE   INCOME
                                                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO   PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Income distributions from Underlying Funds                $   627,943   $  2,036,923  $  3,104,257  $1,196,957   $  700,920
   Short-term capital gains from Underlying Funds                  8,837         17,219       149,870      29,512        3,717
   Interest                                                       40,979         70,473        74,389      23,219       13,607
------------------------------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                       677,759      2,124,615     3,328,516   1,249,688      718,244
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Other expenses                                                164,464        280,011       289,300      76,957       36,506
------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                164,464        280,011       289,300      76,957       36,506
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                            513,295      1,844,604     3,039,216   1,172,731      681,738
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3):
   Realized Gain (Loss) From:
       Security transactions                                     678,825        670,926       239,394      29,742      (72,137)
       Capital gain distributions from Underlying Funds          628,107      1,736,151     3,165,579     519,526      132,084
------------------------------------------------------------------------------------------------------------------------------
   NET REALIZED GAIN                                           1,306,932      2,407,077     3,404,973     549,268       59,947
------------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments:
       Beginning of year                                         108,384        175,632      (270,407)    (26,599)      31,510
       End of year                                             7,984,603     10,341,892     1,771,658    (185,729)     (84,778)
------------------------------------------------------------------------------------------------------------------------------
   INCREASE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      7,876,219     10,166,260     2,042,065    (159,130)    (116,288)
------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                 9,183,151     12,573,337     5,447,038     390,138      (56,341)
INCREASE IN NET ASSETS FROM OPERATIONS                       $ 9,696,446   $ 14,417,941  $  8,486,254  $1,562,869   $  625,397

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS          FOR THE YEAR ENDED JANUARY 31, 1999
 ...............................................................................

                                             SELECT            SELECT           SELECT          SELECT          SELECT
                                           HIGH GROWTH         GROWTH          BALANCED      CONSERVATIVE       INCOME
                                            PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                   $     513,295   $    1,844,604   $    3,039,216    $  1,172,731   $    681,738
   Net realized gain                           1,306,932        2,407,077        3,404,973         549,268         59,947
   Increase in net unrealized
     appreciation (depreciation)               7,876,219       10,166,260        2,042,065        (159,130)      (116,288)
-------------------------------------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM
    OPERATIONS                                 9,696,446       14,417,941        8,486,254       1,562,869        625,397
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                        (259,791)        (689,890)      (1,058,984)       (290,574)      (124,156)
   Net realized gain                            (157,661)        (786,615)      (1,074,913)       (169,756)       (48,840)
-------------------------------------------------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS               (417,452)      (1,476,505)      (2,133,897)       (460,330)      (172,996)
-------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares           40,984,630       71,729,729       82,964,105      28,219,439     19,481,318
   Net asset value of shares issued for
     reinvestment of dividends                   417,452        1,476,505        2,133,897         460,330        172,996
   Cost of shares reacquired                  (1,971,681)      (2,200,244)      (2,725,679)     (1,664,789)    (3,949,914)
-------------------------------------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                   39,430,401       71,005,990       82,372,323      27,014,980     15,704,400
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                        48,709,395       83,947,426       88,724,680      28,117,519     16,156,801
NET ASSETS:
   Beginning of year                          27,070,740       45,981,549       45,070,838      10,697,736      4,440,255
-------------------------------------------------------------------------------------------------------------------------
   END OF YEAR*                            $  75,780,135   $  129,928,975   $  133,795,518    $ 38,815,255   $ 20,597,056
-------------------------------------------------------------------------------------------------------------------------
 *INCLUDES UNDISTRIBUTED NET
   INVESTMENT INCOME OF:                        $513,147       $1,844,375       $3,039,216      $1,172,731       $681,738
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS     FOR THE PERIOD ENDED JANUARY 31, 1998(a)
 ...............................................................................

                                             SELECT           SELECT          SELECT          SELECT         SELECT
                                           HIGH GROWTH        GROWTH         BALANCED      CONSERVATIVE      INCOME
                                            PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                   $     259,643   $     689,661   $   1,058,984    $    290,574   $   124,186
   Net realized gain                              62,688         701,529       1,059,549         169,245        48,846
   Change in net unrealized
     appreciation (depreciation)                 108,384         175,632        (270,407)        (26,599)       31,510
----------------------------------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM
    OPERATIONS                                   430,715       1,566,822       1,848,126         433,220       204,542
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                              --              --              --              --            --
   Net realized gain                                  --              --              --              --            --
----------------------------------------------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                     --              --              --              --            --
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares           27,068,949      44,701,278      43,860,501      10,936,593     4,630,140
   Cost of shares reacquired                    (428,924)       (286,551)       (637,789)       (672,077)     (394,427)
----------------------------------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                   26,640,025      44,414,727      43,222,712      10,264,516     4,235,713
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                        27,070,740      45,981,549      45,070,838      10,697,736     4,440,255
NET ASSETS:
   Beginning of period                                --              --              --              --            --
----------------------------------------------------------------------------------------------------------------------
   END OF PERIOD*                          $  27,070,740   $  45,981,549   $  45,070,838    $ 10,697,736   $ 4,440,255
----------------------------------------------------------------------------------------------------------------------
 *INCLUDES UNDISTRIBUTED NET
   INVESTMENT INCOME OF:                        $259,643        $689,661      $1,058,984        $290,574      $124,186
----------------------------------------------------------------------------------------------------------------------

(a) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
 ...............................................................................

1. SIGNIFICANT ACCOUNTING POLICIES

The Select High Growth, Select Growth, Select Balanced, Select Conservative and Select Income Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Concert Allocation Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Act of 1940, as amended, as an open-end management investment company and consists of these portfolios and six other separate investment portfolios: High Growth, Growth, Balanced, Conservative, Income and Global Portfolios. The Portfolios invest in other mutual funds ("Underlying Funds") managed by SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., or another affiliate of Salomon Smith Barney Inc. Shares of the Portfolios are offered to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans. The financial statements and financial highlights for the other portfolios are presented in a separate annual report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation; (c) dividend income and short-term capital gains from Underlying Funds are recorded on the ex-dividend date as investment income and interest income is recorded on the accrual basis; (d) long-term capital gains from Underlying Funds are recorded on the ex-dividend date as realized gains; (e) gains or losses on the sale of Underlying Funds are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 1999 reclassifications were made to the Select Income Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment income and accumulated net realized gains amounting to $30 and $6, respectively, has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. MANAGEMENT AGREEMENT
Travelers Investment Adviser, Inc. ("TIA"), a subsidiary of Salomon Smith Barney Holdings Inc., acts as the investment manager for the Fund. Each Portfolio pays TIA a monthly fee calculated at an annual rate of 0.35% on the average daily net assets. From this fee all expenses of the Fund are deducted, except for extraordinary expenses. If expenses exceed the 0.35% fee, this amount is paid on behalf of the Fund by TIA.

All officers and one director of the Fund are employees of Salomon Smith Barney Inc.

3. INVESTMENTS
During the year ended January 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

PORTFOLIO                                 PURCHASES     SALES
-------------------------------------------------------------------
Select High Growth                       $49,259,341  $9,071,422
Select Growth                             81,741,385   8,225,667
Select Balanced                           91,937,959   6,026,151
Select Conservative                       28,764,376     711,803
Select Income                             17,636,064   1,428,223
-------------------------------------------------------------------

 ...............................................................................

At January 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                         NET UNREALIZED
                                                                          APPRECIATION
PORTFOLIO                                APPRECIATION    DEPRECIATION    (DEPRECIATION)
----------------------------------------------------------------------------------------
Select High Growth                          $9,110,615    $ (1,126,012)     $7,984,603
Select Growth                               11,583,038      (1,241,146)     10,341,892
Select Balanced                              3,333,326      (1,561,668)      1,771,658
Select Conservative                            455,521        (641,250)       (185,729)
Select Income                                  112,230        (197,008)        (84,778)
----------------------------------------------------------------------------------------

4. REPURCHASE AGREEMENTS
The Portfolios purchase (and their custodian takes possession of ) U.S. government securities from banks and security dealers subject to agreements to resell the securities to sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. CAPITAL SHARES
At January 31, 1999, the Fund had 5.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares for each portfolio were as follows:

                                            YEAR ENDED               PERIOD ENDED
                                         JANUARY 31, 1999         JANUARY 31, 1998(a)
------------------------------------------------------------------------------------------
SELECT HIGH GROWTH PORTFOLIO
  Shares sold                                 3,511,232                 2,486,848
  Shares issued on reinvestment                  35,109                        --
  Shares reacquired                            (173,302)                  (39,577)
------------------------------------------------------------------------------------------
  NET INCREASE                                3,373,039                 2,447,271
------------------------------------------------------------------------------------------
SELECT GROWTH PORTFOLIO
  Shares sold                                 6,086,424                 4,103,840
  Shares issued on reinvestment                 124,285                        --
  Shares reacquired                            (191,489)                  (26,419)
------------------------------------------------------------------------------------------
  NET INCREASE                                6,019,220                 4,077,421
------------------------------------------------------------------------------------------
SELECT BALANCED PORTFOLIO
  Shares sold                                 7,161,383                 4,056,352
  Shares issued on reinvestment                 185,234                        --
  Shares reacquired                            (234,832)                  (59,304)
------------------------------------------------------------------------------------------
  NET INCREASE                                7,111,785                 3,997,048
------------------------------------------------------------------------------------------

(a) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.

 ...............................................................................

                                            YEAR ENDED               PERIOD ENDED
                                         JANUARY 31, 1999         JANUARY 31, 1998(a)
------------------------------------------------------------------------------------------
SELECT CONSERVATIVE PORTFOLIO
  Shares sold                                 2,472,258                 1,009,487
  Shares issued on reinvestment                  40,441                        --
  Shares reacquired                            (145,515)                  (62,865)
------------------------------------------------------------------------------------------
  NET INCREASE                                2,367,184                   946,622
------------------------------------------------------------------------------------------
SELECT INCOME PORTFOLIO
  Shares sold                                 1,703,327                   429,622
  Shares issued on reinvestment                  15,162                        --
  Shares reacquired                            (344,589)                  (36,478)
------------------------------------------------------------------------------------------
  NET INCREASE                                1,373,900                   393,144
------------------------------------------------------------------------------------------

(a) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.

FINANCIAL HIGHLIGHTS
 ...............................................................................

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

                                   1999            1998
SELECT HIGH GROWTH PORTFOLIO        (1)           (1)(2)
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                              $11.06          $10.00
------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income(3)          0.13            0.26
   Net realized and unrealized
     gain                            1.94            0.80
------------------------------------------------------------
Total Income From Operations         2.07            1.06
------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income            (0.07)             --
   Net realized gains               (0.04)             --
------------------------------------------------------------
Total Distributions                 (0.11)             --
------------------------------------------------------------
NET ASSET VALUE, END OF YEAR       $13.02          $11.06
------------------------------------------------------------
TOTAL RETURN                        18.79%          10.60%++
------------------------------------------------------------
NET ASSETS, END OF YEAR
 (000'S)                          $75,780         $27,071
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                          0.35%           0.35%+
   Net investment income             1.08            2.41+
------------------------------------------------------------
PORTFOLIO TURNOVER RATE                19%             43%
------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD, RATHER THAN THE UNDISTRIBUTED NET INVESTMENT INCOME METHOD, BECAUSE IT MORE ACCURATELY REFLECTS THE PER SHARE DATA FOR THE PERIOD.
(2) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.
(3) NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

 ...............................................................................

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

                                   1999            1998
SELECT GROWTH PORTFOLIO             (1)           (1)(2)
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                               $11.28         $10.00
------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income(3)           0.27           0.44
   Net realized and unrealized
     gain                             1.55           0.84
------------------------------------------------------------
Total Income From Operations          1.82           1.28
------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income             (0.11)            --
   Net realized gains                (0.12)            --
------------------------------------------------------------
Total Distributions                  (0.23)            --
------------------------------------------------------------
NET ASSET VALUE, END OF YEAR        $12.87         $11.28
------------------------------------------------------------
TOTAL RETURN                         16.31%         12.80%++
------------------------------------------------------------
NET ASSETS, END OF YEAR
 (000'S)                          $129,929        $45,982
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                           0.35%          0.35%+
   Net investment income              2.29           4.11+
------------------------------------------------------------
PORTFOLIO TURNOVER RATE                 10%            43%
------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD, RATHER THAN THE UNDISTRIBUTED NET INVESTMENT INCOME METHOD, BECAUSE IT MORE ACCURATELY REFLECTS THE PER SHARE DATA FOR THE PERIOD.
(2) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.
(3) NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

 ...............................................................................

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

                                   1999            1998
SELECT BALANCED PORTFOLIO           (1)           (1)(2)
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                               $11.28         $10.00
------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income(3)           0.42           0.64
   Net realized and unrealized
     gain                             0.66           0.64
------------------------------------------------------------
Total Income From Operations          1.08           1.28
------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income             (0.16)            --
   Net realized gains                (0.16)            --
------------------------------------------------------------
Total Distributions                  (0.32)            --
------------------------------------------------------------
NET ASSET VALUE, END OF YEAR        $12.04         $11.28
------------------------------------------------------------
TOTAL RETURN                          9.76%         12.80%++
------------------------------------------------------------
NET ASSETS, END OF YEAR
 (000'S)                          $133,796        $45,071
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                           0.35%          0.35%+
   Net investment income              3.64           5.89+
------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  7%            19%
------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD, RATHER THAN THE UNDISTRIBUTED NET INVESTMENT INCOME METHOD, BECAUSE IT MORE ACCURATELY REFLECTS THE PER SHARE DATA FOR THE PERIOD.
(2) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.
(3) NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

 ...............................................................................

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

                                   1999            1998
SELECT CONSERVATIVE PORTFOLIO       (1)           (1)(2)
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                              $11.30          $10.00
------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income(3)          0.60            0.78
   Net realized and unrealized
     gain                            0.08            0.52
------------------------------------------------------------
Total Income From Operations         0.68            1.30
------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income            (0.17)             --
   Net realized gains               (0.10)             --
------------------------------------------------------------
Total Distributions                 (0.27)             --
------------------------------------------------------------
NET ASSET VALUE, END OF YEAR       $11.71          $11.30
------------------------------------------------------------
TOTAL RETURN                         6.05%          13.00%++
------------------------------------------------------------
NET ASSETS, END OF YEAR
 (000'S)                          $38,815         $10,698
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                          0.35%           0.35%+
   Net investment income             5.27            7.24+
------------------------------------------------------------
PORTFOLIO TURNOVER RATE                 3%             35%
------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD, RATHER THAN THE UNDISTRIBUTED NET INVESTMENT INCOME METHOD, BECAUSE IT MORE ACCURATELY REFLECTS THE PER SHARE DATA FOR THE PERIOD.
(2) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.
(3) NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

 ...............................................................................

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

                                   1999            1998
SELECT INCOME PORTFOLIO             (1)           (1)(2)
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                              $11.29         $10.00
------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income(3)          0.74           0.80
   Net realized and unrealized
     gain                           (0.16)          0.49
------------------------------------------------------------
Total Income From Operations         0.58           1.29
------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income            (0.15)            --
   Net realized gains               (0.06)            --
------------------------------------------------------------
Total Distributions                 (0.21)            --
------------------------------------------------------------
NET ASSET VALUE, END OF YEAR       $11.66         $11.29
------------------------------------------------------------
TOTAL RETURN                         5.18%         12.90%++
------------------------------------------------------------
NET ASSETS, END OF YEAR
 (000'S)                          $20,597         $4,440
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                          0.35%          0.35%+
   Net investment income             6.45           7.36+
------------------------------------------------------------
PORTFOLIO TURNOVER RATE                14%            11%
------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD, RATHER THAN THE UNDISTRIBUTED NET INVESTMENT INCOME METHOD, BECAUSE IT MORE ACCURATELY REFLECTS THE PER SHARE DATA FOR THE PERIOD.
(2) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.
(3) NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

INDEPENDENT AUDITORS' REPORT
 ...............................................................................

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
SMITH BARNEY CONCERT ALLOCATION SERIES INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Select High Growth, Select Growth, Select Balanced, Select Conservative and Select Income Portfolios ("Portfolios") of the Smith Barney Concert Allocation Series Inc. ("Fund") as of January 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended January 31, 1999 and for the period from February 5, 1997 (commencement of operations) to January 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1999, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned portfolios of the Smith Barney Concert Allocation Series Inc. as of January 31, 1999, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the year ended January 31, 1999 and for the period from February 5, 1997 to January 31, 1998, in conformity with generally accepted accounting principles.

                                                  [SIGNATURE]

NEW YORK, NEW YORK
MARCH 8, 1999

TAX INFORMATION (UNAUDITED)
 ...............................................................................

For Federal tax purposes the Portfolios hereby designates for the fiscal year ended Januay 31, 1999:

* Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

  Select High Growth Portfolio                                                                                 41.87%
  Select Growth Portfolio                                                                                      36.68
  Select Balanced Portfolio                                                                                    43.10
  Select Conservative Portfolio                                                                                28.79
  Select Income Portfolio                                                                                      15.39

* Total long-term capital gain distributions paid:

  Select High Growth Portfolio                                                                             $ 157,661
  Select Growth Portfolio                                                                                    786,615
  Select Balanced Portfolio                                                                                  954,532
  Select Conservative Portfolio                                                                              115,036
  Select Income Portfolio                                                                                     23,912

    The following percentages of ordinary income dividends paid by the Portfolios are derived from Federal obligations and may be exempt from taxation at the state level:

  Select High Growth Portfolio                                                                                   0.02%
  Select Growth Portfolio                                                                                        4.42
  Select Balanced Portfolio                                                                                     11.41
  Select Conservative Portfolio                                                                                  8.76
  Select Income Portfolio                                                                                       10.79

ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
 ...............................................................................

On March 9, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

    1.  To elect Directors of the Fund which includes all Portfolios; and
    2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                                                            PERCENTAGE
                                                             SHARES VOTED    OF SHARES   SHARES VOTED   PERCENTAGE OF
NAME OF DIRECTORS                                                FOR           VOTED        AGAINST     SHARES VOTED
---------------------------------------------------------------------------------------------------------------------
Walter E. Auch                                              84,619,503.676      97.425%  2,236,735.674        2.575%
Martin Brody                                                84,551,046.663      97.346   2,305,192.687        2.654
Armon E. Kamesar                                            84,634,316.373      97.442   2,221,922.977        2.558
Stephen E. Kaufman                                          84,596,251.231      97.398   2,259,988.119        2.602
H. John Ellis                                               84,667,389.466      97.480   2,188,849.884        2.520
Heath B. McLendon                                           84,674,485.335      97.488   2,181,754.015        2.512
---------------------------------------------------------------------------------------------------------------------

Proposal 2 requested that shareholders approve certain modifications to the fundamental investment policies of the Portfolios in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolios. The following chart demonstrates that all proposals were approved by the shareholders.

--------------------------------------------------------------
Senior Securities                                     Approved
Borrowing                                             Approved
Lending by the Fund                                   Approved
Underwriting                                          Approved
Real Estate                                           Approved
--------------------------------------------------------------

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolios on all proposals.

               PERCENTAGE     SHARES     PERCENTAGE                PERCENTAGE
SHARES VOTED    OF SHARES      VOTED      OF SHARES     SHARES      OF SHARES
     FOR          VOTED       AGAINST       VOTED     ABSTAINING    ABSTAINED
------------------------------------------------------------------------------
2,789,103.084     86.804%   71,944.707       2.239%   362,102.180     11.270%
------------------------------------------------------------------------------

DIRECTORS
Walter E. Auch
Martin Brody
Armon E. Kamesar
Stephen E. Kaufman
H. John Ellis
Heath B. McLendon, CHAIRMAN

OFFICERS
Heath B. McLendon
CHIEF EXECUTIVE OFFICER

Lewis E. Daidone
SENIOR VICE PRESIDENT
AND TREASURER

Thomas B. Stiles II
VICE PRESIDENT AND
INVESTMENT OFFICER

R. Jay Gerken
VICE PRESIDENT AND
INVESTMENT OFFICER

Paul A. Brook
CONTROLLER

Christina T. Sydor
SECRETARY

INVESTMENT MANAGER
Travelers Investment Adviser, Inc.

CUSTODIAN
PNC Bank, N.A.

SMITH BARNEY CONCERT ALLOCATION SERIES INC.
388 Greenwich Street
New York, New York 10013

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION
OF THE OWNERS OF THE SMITH BARNEY CONCERT ALLOCATION                                     [LOGO]
SERIES INC.: SELECT HIGH GROWTH, SELECT GROWTH, SELECT
BALANCED, SELECT CONSERVATIVE AND SELECT INCOME                               Member NASD, SIPC
PORTFOLIOS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO                 -C- 1996 Smith Barney Inc.
PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY                            FD01436 3/99
A CURRENT PROSPECTUS FOR THE FUND, WHICH CONTAINS
INFORMATION CONCERNING THE FUND'S INVESTMENT POLICIES,
FEES AND EXPENSES, AS WELL AS OTHER PERTINENT
INFORMATION.

                 (This page has been left blank intentionally.)

                             Smith Barney Concert

                            Allocation Series Inc.


                             [PHOTOS APPEAR HERE]


                               Global Portfolio

                             High Growth Portfolio

                               Growth Portfolio

                              Balanced Portfolio

                            Conservative Portfolio

                               Income Portfolio

                      ------------------------------------

                                 Annual Report
                               January 31, 1999

                      ------------------------------------


                      Investment Strategies for Your Life


               [LOGO OF SMITH BARNEY MUTUAL FUNDS APPEARS HERE]

Table of Contents

Letter to Shareholders...................................................   1
The Concert Allocation Series Portfolios
  The Global Portfolio...................................................   6
  The High Growth Portfolio..............................................  10
  The Growth Portfolio...................................................  15
  The Balanced Portfolio.................................................  20
  The Conservative Portfolio.............................................  25
  The Income Portfolio...................................................  30
Schedules of Investments.................................................  35
Statements of Assets and Liabilities.....................................  41
Statements of Operations.................................................  42
Statements of Changes in Net Assets......................................  43
Notes to Financial Statements............................................  45
Financial Highlights.....................................................  50
Independent Auditors' Report.............................................  61
Additional Shareholder Information.......................................  62
Tax Information..........................................................  63
Directors and Officers...................................................  64

Dear Shareholder:


[PHOTO OF HEATH B. MCLENDON APPEARS HERE]

Heath B. McLendon
Chairman
The Concert Allocation Series


[PHOTO OF THOMAS B. STILES II APPEARS HERE]

Thomas B. Stiles II
Vice President and
Investment Officer
The Concert Allocation Series


We are pleased to present the annual report for the Smith Barney Concert Allocation Series Inc. for the year ended January 31, 1999. The Concert Allocation Series Portfolios ("Portfolios") covered in this report for the most part delivered competitive returns during the reporting period. The performance and current holdings of each Portfolio are discussed in greater detail in the following pages.

As of January 31, 1999, total assets in the Portfolios were approximately $2.4 billion and we are currently helping more than 383,000 shareholders pursue their financial goals. Additional Portfolio performance information can be found starting on page 9. We hope you find this report to be useful and informative.


The Performance of Five Concert Allocation Series Portfolios

Class A Share Total Returns for the Year Ended 1/31/99

                                                      Class A*        Class A**
                                                      --------        ---------
High Growth Portfolio                                  19.15%           13.22%
Growth Portfolio                                       16.20            10.42
Balanced Portfolio                                      9.33             3.90
Conservative Portfolio                                  5.85             1.12
Income Portfolio                                        4.88             0.19

The Performance of the Global Portfolio

Class A Share Total Return Since March 9, 1998 (Inception) through 1/31/99+

                                                      Class A*       Class A**
                                                      --------       ---------
Global Portfolio                                       (1.60)%         (6.52)%

Global Portfolio Update

The Global Portfolio began on March 9, 1998 and is more aggressively managed than the other five Portfolios. While the other five Concert Allocation Series Portfolios can generally serve as complete investment programs, the Global Portfolio was designed to be an aggressive way for investors to tap into global opportunities. Therefore, the Global Portfolio is only suitable for aggressive investors who are seeking capital appreciation and who have a long-term investment horizon.

Performance numbers for the other classes of shares can be found beginning on page 9. *These total return figures do not reflect the deduction of a sales charge for each Portfolio's Class A shares. In addition, all total return information represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. **These total return figures assume reinvestment of all dividends and reflect the deduction of the maximum front-end sales charge for each Portfolio's Class A shares: 5.00% for the Global, High Growth, Growth and Balanced Portfolios and 4.50% for the Conservative and Income Portfolios.

+Total return is not annualized, as it may not be representative of the total return for the year.

                       The Benefits of Long-Term Investing
 Growth of $10,000 Invested in the Standard & Poor's 500 Composite Stock Index,
  Salomon Smith Barney World Government Bond Index, Lehman Government/Corporate
         Bond Index and Morgan Stanley Capital International EAFE Index
                     (January 31, 1989 - January 31, 1999)
                                   (unaudited)

                           [LINE GRAPH APPEARS HERE]

                            Salomon
                       Smith Barney World                    Lehman Gov't./Corp.
 Date   S&P 500 Index   Gov't Bond Index    MSCI EAFE Index      Bond Index
 ----   -------------      ----------       ---------------      ----------
Jan-89    $ 10,000          $ 10,000            $ 10,000          $ 10,000
Jan-90    $ 11,443          $ 10,603            $ 10,483          $ 11,119
Jan-91    $ 12,401          $ 11,593            $  8,634          $ 12,344
Jan-92    $ 15,210          $ 12,887            $  8,690          $ 13,965
Jan-93    $ 16,816          $ 14,167            $  7,826          $ 15,582
Jan-94    $ 18,977          $ 15,688            $ 11,285          $ 17,187
Jan-95    $ 19,075          $ 15,301            $ 10,812          $ 16,653
Jan-96    $ 26,442          $ 17,988            $ 12,593          $ 19,604
Jan-97    $ 33,404          $ 19,535            $ 12,873          $ 20,072
Jan-98    $ 42,391          $ 21,890            $ 14,218          $ 22,315
Jan-99    $ 56,169          $ 25,341            $ 16,290          $ 24,261

The Standard & Poor's 500 Composite Stock Index ("S&P 500") is a capitalization-weighted index of 500 widely held common stocks. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") consists of the equity total returns for Europe, Australia and the Far East. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund.


The U.S. Markets

The year 1998 set records across the financial markets. It was broad-based, for we enjoyed all-time highs in the popular stock market averages, while the bond market yields touched levels last seen in the 1960s. Records were set as large-capitalization stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an index of mostly large-capitalization domestic stocks, exceeded a 20% return for the fourth year in a row. (Market capitalization is the value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price.)

Yet 1998 was also a tumultuous year and we expect 1999 to be no different. In 1998, emerging markets "submerged." Small-capitalization stock indices, such as the Russell 2000 Index(R), were actually down for the year. Even large-capitalization stock indices dipped into negative territory twice. At the end of August 1998 and again in the beginning of October 1998, stocks traded at levels below that of January 1, 1998. In a turn of events, however, these stocks recovered and rallied strongly through year-end.

The year 1998 also continued a trend that we have seen over the past few years: the outperformance of the very largest-capitalization stocks. This trend was evident whether looking at large-capitalization indices, such as the

S&P 500, or at indices perceived as being small cap, such as NASDAQ. As was the case over the last several years, the largest stocks, or the "elephants" of the stock market, garnered the out-sized returns.

As measured by the price change in the S&P 500, large-cap stocks were up an impressive 26.7% in 1998. However, last year's 26.7% index return is an average, one that is market-weighted. Put simply, in a market-weighted index those stocks with higher market capitalization (large caps) have a greater impact on the index's performance than those with a lower market value (small caps).

An average also implies that returns are randomly distributed. Last year, they were anything but randomly distributed. For the largest-capitalization stocks outperformed the average stock, creating a situation where the largest market cap companies once again had a major impact on the indices. In a sense, they had a double impact. Their market size ensured they would affect a market-weighted index. That effect was compounded by their strong price action during the year. In fact, the top 25 S&P stocks (as measured by market capitalization) returned 33.8% versus the overall index performance of 26.7%. Removing the top 25 stocks from the index would have resulted in a return of 23.4% for the remaining 475 stocks. (Price change only and not total return.)
                               ---

Another underlying theme in last year's market was a flight to quality. As previously noted, large stocks outperformed small ones. High-quality bonds outperformed lower-quality ones. In fact quality, not maturity or duration, was the main factor distinguishing bond performance last year. Government bonds outperformed corporate bonds, which in turn outperformed high-yield bonds. This reluctance on the part of many investors to take on risk was due to problems in emerging markets, as well as liquidity concerns caused by major, troubled hedge funds.

The Federal Reserve Board ("Fed"), well aware of growing liquidity problems in the bond market, engineered three moves starting on September 29, 1998, to reduce the federal funds rate to 4.75% and the discount rate to 4.50%. After falling to the historic low of 4.70% on the long U.S. Treasury bond in early October interest rates have bounced around in a rather narrow trading range. The Lehman Brothers Government/Corporate Bond index returned 8.72% for the year ended January 31, 1999. (The Lehman Aggregate Bond Index is an unmanaged index composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.)

International Stock Markets

Powerful forces buffeted global equity markets during 1998. Some of these factors included:


   . The economic convergence of eleven European countries to form "Euroland" with a common functional currency, the euro

   . Significant political change in Asia and Europe and the U.S. Presidential impeachment process

   . Russian debt default, the instability of hedge funds, massive debt trading losses from major financial institutions and withdrawal of trading liquidity

   . Ongoing global disinflation (in many cases deflation) which applied downward pressure to both commodity prices and the developing economies

   . Massive mergers and acquisitions in several global industries

The first half of the year was characterized by strongly positive returns from the developed markets while emerging market performance lagged. The financial crisis of late summer engulfed equity markets, negating virtually all gains from the early part of the year and driving emerging market returns sharply negative. Coordinated central bank monetary stimulus allowed a sharp recovery in most equity markets as the period drew to a close.

Market volatility during the year was higher than in recent years, providing discomfort to many investors during late summer and the early fall bear market. Many high-quality stocks fell sharply as investors fled equities for the perceived safety of U.S. dollar-denominated fixed-income instruments. This provided great buying opportunities in stocks and again illustrated the benefits of having a long-term investment perspective.

For other sectors of the market--specifically those companies oriented to resources and commodities--the global economic deceleration and looming overcapacity, combined with strong downward price pressures from end users, increased the prospect of poor earnings in 1998 and 1999. We see very little attraction in these sectors until a major contraction in capital spending occurs leading to less capacity. Interestingly, corporate managements also took advantage of the sharp decline during the period under review to initiate merger and acquisition activity that reached record levels globally in 1998.

Looking Forward

Over the next twelve months we anticipate more volatility in the U.S. stock market. Some sectors, such as Internet-related stocks, should swing wildly over the next year. Further, we expect the underlying fundamentals of the economy and markets to remain solid. Corporate earnings should accelerate in 1999 versus 1998, while inflation remains low.

We also believe that 1999 should be a positive year for bond investors. Last year excess cash seems to have poured into stocks and U.S. Treasurys. We expect that 1999 may see a shift away from U.S. Treasurys and into other kinds of bonds.

During the variable conditions of the reporting period, the international equity markets proved resilient to numerous adverse economic and political developments. We think that Europe should be the regional earnings star performer, especially in Euroland, which adopted a common currency on January 1, 1999. We think that Europe's investment attractions will continue in 1999 from the combination of:

   . Corporate restructuring

   . Increasing consumer confidence, due to declining unemployment

   . More attentive management, due to the award of equity incentives

   . Deregulation in financial markets, such as share repurchases

   . Growing flexibility of labor markets

The trends we have discussed in this letter have contributed to a multi-year period where the largest stocks dominated the U.S. stock market. This outperformance by a small group of large stocks raises some basic questions such as: "Why diversify?" Or, more to the point, "Why invest in a Concert Allocation Series Portfolio?"

As you know, our original aim in creating the Concert Allocation Portfolios was to maximize reward potential and minimize risk through diversification by investing in a wide range of asset classes and investment styles. Unlike ordinary mutual funds, the six Concert Allocation Series Portfolios do not invest directly in stocks, bonds or other securities. Instead, they invest in carefully selected groups of Smith Barney Mutual Funds that work to achieve the investment objective of each respective Portfolio.

By design, an investment in a particular Concert Allocation Series Portfolio is likely to be less volatile than an investment in a single asset type, a particular mutual fund or a specific financial market. With respect to investment returns, the performance of each Concert Allocation Series Portfolio is designed to rank somewhere in the middle of the asset classes in which it invests, performing below the best markets but better than the worst ones. As global market volatility continues, we think that the significant advantages of diversifying across a broad range of asset classes and investment styles that the Concert Allocation Series Portfolios offer will become even more apparent in 1999.

We encourage you to visit our Web site at www.smithbarney.com to find out more about the Concert Allocation Series Portfolios. Thank you for your participation and the confidence you have placed in us.

Sincerely,

/s/ Heath B. McLendon              /s/ Thomas B. Stiles II

Heath B. McLendon                  Thomas B. Stiles II
Chairman                           Vice President and
                                   Investment Officer

February 25, 1999

The GLOBAL Portfolio

-------------------------------------------------------------------------------
                            Target Asset Allocation
-------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

                               100% Stock Funds

The Global Portfolio seeks capital appreciation by investing 100% of its assets in global, international and U.S. stock funds.

 ................................................................................

The Global Portfolio

The Global Portfolio seeks capital appreciation. The Global Portfolio is the most aggressively managed Portfolio of the Concert Allocation Series. It has been designed for investors who are willing to tolerate higher short-term market fluctuations for potential long-term gains.

Unlike the other five Portfolios in the Concert Allocation Series, the Global Portfolio is structured to further diversify an existing investment portfolio and is not intended to be a complete investment program.

-------------------------------------------------------------------------------
                               Index Comparison*
-------------------------------------------------------------------------------

S&P 500                                                                 32.51%
Russell 2000(R)                                                          0.33%
MSCI EAFE                                                               14.41%
MSCI Emerging Markets                                                  (19.00)%
 ................................................................................
*The chart above represents total returns for the year ended January 31, 1999.

-------------------------------------------------------------------------------
                               Portfolio Update
-------------------------------------------------------------------------------

Since its inception on March 9, 1998, the Global Portfolio's ("Portfolio") Class A shares posted a total return of a negative 1.60%, excluding sales charges. The chart that appears on page 8 compares the Portfolio's performance to broad-based indices that track asset classes represented in the Portfolio. Each Concert Allocation Series Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.

The past year was a difficult one for global investors. International financial markets followed patterns similar to domestic markets. Abroad (as well as domestically), shares of large, well-established companies flourished while the stocks of smaller companies encountered significant volatility. The funds in the Global Portfolio that invest in large-company stocks such as the Concert Peachtree Growth Fund and the Smith Barney Large Capitalization Growth Fund both turned in impressive performances with total returns of 40.65% and 63.42%, respectively, for the year ended January 31, 1999. In contrast, although the Smith Barney Small Cap Blend Fund outperformed its benchmark, it substantially lagged large-company stock funds.

In addition to the capitalization effect, regional returns also varied considerably. Stocks of well-established European companies largely outperformed company shares of other non-U.S. countries. The Smith Barney World Funds-International Equity Portfolio, which primarily focused on European companies during the period, returned 12.62% for the year ended January 31, 1999. Ongoing uncertainties clouding Asia and Latin America led to a disappointing return of roughly negative 33.73% for the Smith Barney World Funds-Emerging Markets Portfolio over the same period.

In our view, the wide performance disparity seen during the reporting period further reinforces the importance of maintaining a diverse portfolio. Because the favored asset class typically changes over time, we believe that investors with exposure to a variety of asset classes should experience stronger returns with less volatility than investors who concentrate heavily on a single asset class.

 ................................................................................

The Target Asset Allocation set forth above represents an approximate mix of investments for the Global Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series' Board of Directors.

The Concert Allocation Series Global Portfolio Breakdown (as of 1/31/99) (unaudited)

  -------------------------   ------------------------- ------------------------
  10% Smith Barney            25% Smith Barney          10% Smith Barney
  Small Cap Blend Fund, Inc.  Investment Funds Inc.--   Investment Funds Inc.
  -------------------------   Smith Barney Hansberger   Smith Barney Hansberger
  Top 5 Holdings:             Global Value Fund         Small Cap Value Fund
  Lycos Inc.                  ------------------------- ------------------------
  Network Appliance Inc.      Top 5 Holdings:           Top 5 Holdings:
  VISX Inc.                   Koninklijke KPN NV        Roper Industries Inc.
  Dycon Industries Inc.       Yamanouchi Pharmaceutical Daito Trust Construction
  Briggs & Stratton Corp.     United Overseas Bank      Cafe de Coral Holdings
  -------------------------   Cable & Wireless PLC      Air New Zealand, Class
                              GTE Corp.                   B Shares
                              ------------------------- Somerfield PLC
                                                        ------------------------

               [PIE CHART APPEARS HERE]

                                                -------------------------
                                                5% Smith Barney
                                                Investment Funds Inc.--
                                                Concert Peachtree Growth Fund
                                                -------------------------
                                                Top 5 Holdings:
                                                  Microsoft Corp.
                                                  Sun Microsystems Inc.
                                                  Intel Corp.
                                                  Apple Computer, Inc.
                                                  Tyco International Ltd.
                                                -------------------------

------------------------------          -------------------------
25% Smith Barney                        5% Smith Barney
World Funds, Inc.--                     World Funds, Inc.--
International Equity Portfolio          Emerging Markets Portfolio
------------------------------          -----------------------------
Top 5 Holdings:                         Top 5 Holdings:
 Nokia Oy AB                             Samsung Electronics
 Compass Group PLC                       Telephonos de Mexico ADR
 Misys PLC                               Hon Hai Precision Industries
 Rentokil Intial PLC                     Stet Hellas Telecom
 Bank of Ireland                         Videsh Sanchar Nigam Ltd.
-------------------------               -----------------------------

-------------------------               -------------------------
15% Smith Barney                         5% Smith Barney
Investment Trust--                       Funds, Inc.--
Smith Barney Large                       Large Cap Value Fund
Capitalization Growth Fund              -------------------------
-------------------------                Top 5 Holdings:
Top 5 Holdings:                           Xerox Corp.
 America Online Inc.                      Bristol-Myers Squibb Co.
 The Coca-Cola Co.                        American Home Products
 Texas Instruments Inc.                   Enron Corp.
 Intel Corp.                              AT&T Corp.
 Wells Fargo Co.
-------------------------               -------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the Global Portfolio
vs. the Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Morgan Stanley Capital
International Emerging Markets Index
 ................................................................................
March 9, 1998 -- January 31, 1999 (unaudited)

                           [LINE GRAPH APPEARS HERE]


        Global Portfolio   Global Portfolio   Global Portfolio    Standard & Poor's 500     Russell       MSCI       MSCI Emerging
 Date       Class A           Class B              Class L        Composite Stock Index    2000 Index   EAFE Index   Markets Index
 ----       -------           -------              -------        ---------------------    ----------   ----------   -------------
 3/9/98     $ 9,500            $10,000             $ 9,896              $ 10,000             $10,000     $ 10,000       $10,000
 Mar-98     $ 9,783            $ 9,798             $10,091              $ 10,477             $10,435     $ 10,308       $10,353
 Apr-98     $ 9,908            $ 9,921             $10,213              $ 10,584             $10,492     $ 10,389       $10,171
 May-98     $ 9,575            $ 9,561             $ 9,857              $ 10,402             $ 9,927     $ 10,339       $ 8,791
 Jun-98     $ 9,408            $ 9,392             $ 9,677              $ 10,824             $ 9,948     $ 10,417       $ 7,901
 Jul-98     $ 9,300            $ 9,275             $ 9,565              $ 10,709             $ 9,142     $ 10,522       $ 8,154
 Aug-98     $ 7,650            $ 7,625             $ 7,863              $  9,162             $ 7,367     $  9,219       $ 5,896
 Sep-98     $ 7,725            $ 7,692             $ 7,932              $  9,749             $ 7,943     $  8,936       $ 6,280
 Oct-98     $ 8,342            $ 8,308             $ 8,568              $ 10,541             $ 8,267     $  9,867       $ 6,957
 Nov-98     $ 8,825            $ 8,783             $ 9,049              $ 11,180             $ 8,701     $ 10,372       $ 7,518
 Dec-98     $ 9,181            $ 9,129             $ 9,405              $ 11,824             $ 9,239     $ 10,780       $ 7,414
1/31/99     $ 9,348            $ 9,295             $ 9,577              $ 12,318             $ 9,362     $ 10,748       $ 7,292

The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on March 9, 1998 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1999. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") consists of the equity total returns for Europe, Australia and the Far East. The MSCI Emerging Markets Index consists of emerging market companies with an average size of $800 million, the index performance of emerging markets in South America, South Africa, Asia and Eastern Europe. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE GLOBAL PORTFOLIO


Historical Performance -- Class A Shares
 ...........................................................................................................................
                                                       Net Asset Value
                                         -------------------------------------    Income         Capital Gain     Total
Period Ended                             Beginning of Period     End of Period   Dividend        Distribution    Return/(1)/
---------------------------------------------------------------------------------------------------------------------------
Inception*-1/31/99                             $11.40                $11.16        $0.04             $0.01       (1.60)%+
---------------------------------------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares
 ...........................................................................................................................
                                                       Net Asset Value
                                         -------------------------------------    Income         Capital Gain     Total
Period Ended                             Beginning of Period     End of Period   Dividend        Distribution    Return/(1)/
---------------------------------------------------------------------------------------------------------------------------
Inception*-1/31/99                             $11.40                $11.15        $0.00             $0.01       (2.16)%+
---------------------------------------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares++
 ..........................................................................................................................
                                                       Net Asset Value
                                         -------------------------------------    Income         Capital Gain     Total
Period Ended                             Beginning of Period     End of Period   Dividend        Distribution    Return/(1)/
---------------------------------------------------------------------------------------------------------------------------
Inception*-1/31/99                             $11.40               $11.14         $0.00            $0.01         (2.25)%+
---------------------------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns
 ................................................................................
                                               Without Sales Charges/(1)/
                                     -------------------------------------------
                                        Class A        Class B        Class L++
--------------------------------------------------------------------------------
Inception* through 1/31/99+             (1.60)%        (2.16)%        (2.25)%
--------------------------------------------------------------------------------

                                                With Sales Charges/(2)/
                                     -------------------------------------------
                                        Class A        Class B        Class L++
--------------------------------------------------------------------------------
Inception* through 1/31/99+             (6.52)%        (7.05)%        (4.23)%
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++   On June 12, 1998, Class C shares were renamed Class L shares.
*    Inception date for Class A, B and L shares is March 9, 1998.

THE HIGH GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Target Asset Allocation
--------------------------------------------------------------------------------

                            [PIE CHART APPEARS HERE]

Bond Funds   10%
Stock Funds  90%

The High Growth Portfolio seeks capital appreciation by investing a high percentage of its assets in aggressive equity funds.

 ................................................................................


The High Growth Portfolio

The High Growth Portfolio seeks capital appreciation. Among the Portfolios of the Concert Allocation Series Inc., the High Growth Portfolio invests a large portion of its assets in aggressive equity mutual funds that focus on smaller, more speculative companies as well as mid-sized (or larger) companies with the potential for rapid growth. Moreover, a significant portion of the Portfolio is invested in international or emerging markets funds in order to achieve a greater level of diversification.

--------------------------------------------------------------------------------
                               Index Comparison*
--------------------------------------------------------------------------------

S&P 500                            32.51%
Russell 2000(R)                     0.33%
MSCI EAFE                          14.41%
Salomon Smith Barney
  High Yield Market                 2.83%
 ................................................................................
*The chart above represents total returns for the year ended January 31, 1999.


--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------

The Concert Allocation Series High Growth Portfolio's ("Portfolio") Class A shares generated a total return of 19.15% for the twelve months ended January 31, 1999, excluding any sales charges. The chart that appears on page 14 compares the Portfolio's performance to broad-based indices that track asset classes represented in the Portfolio. Each Concert Allocation Series Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.

During the past year, the Portfolio benefited from its exposure to large-capitalization growth stocks. In particular, the Smith Barney Large Capitalization Growth Fund and Concert Peachtree Growth Fund both performed very well during the period (63.42% and 40.65% total returns, respectively). The Smith Barney Aggressive Growth Fund, which also counts some large-sized companies among its holdings, turned in an impressive performance as well with a total return of 45.41% during the year. Although the small-capitalization funds in the Portfolio outperformed their respective benchmarks, their absolute returns lagged the outsized gains achieved by large-cap growth stocks.

In addition, investors continued their decided preference for growth stocks over value stocks. Funds with more of a value bias, such as the Smith Barney Large Cap Value Fund and the Smith Barney Contrarian Fund tended not to perform as well as their growth stock counterparts. (Growth stocks are generally considered to be company shares that have exhibited above-average earnings growth and are expected to continue to grow faster than other similar-sized companies. Value investing attempts to identify stocks that are selling at relatively low prices compared to their earnings or book value with the belief that the market will eventually recognize their value, therefore, causing their share price to increase.)

In the international arena, funds that emphasized European companies tended to perform better than funds that invested more heavily in Asia and other emerging markets. Moreover, the disparity between growth and value stocks also extended to international stocks.

In addition, since our last report we added the Smith Barney Mid-Cap Blend Fund to the Portfolio's mix and removed the Special Equities Fund. The Smith Barney Mid-Cap Blend Fund seeks companies that are more established than small-capitalization companies but have not yet acquired the size of large-capitalization companies. Since its inception on September 1, 1998, the Smith Barney Mid-Cap Blend Fund has returned 41.75% through January 31, 1999.

As we noted in our main letter, the past twelve months were an unusual period for financial markets, with large-capitalization growth stocks leading the way for the third consecutive year. We believe this narrow market leadership cannot continue indefinitely and further reinforces the importance of maintaining broad diversification in your investment portfolio over the long term.

 ................................................................................
The Target Asset Allocation set forth above represents an approximate mix of investments for the High Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series' Board of Directors.

The Concert Allocation Series High Growth Portfolio Breakdown (as of 1/31/99) (unaudited)

                            [PIE CHART APPEARS HERE]


10% Smith Barney Aggressive Growth Fund Inc.

Top 5 Holdings:
Intel Corp.
Tyco International Ltd.
Amgen, Inc.
Forest Labs Inc., Class A Shares
Genzyme Corp. - General Division


5% Smith Barney Investment Trust-Smith Barney Mid Cap Blend Fund

Top 5 Holdings:
Sepracor Inc.
Croll O'Gara Co.
Lexmark International Group Inc.
Outdoor Systems Inc.
Factset Research Systems


10% Smith Barney World Funds, Inc.-International Equity Portfolio

Top 5 Holdings:
Nokia Oy AB
Compass Group PLC
Misys PLC
Rentokil Initial PLC
Bank of Ireland


5% Smith Barney Funds, Inc.-Large Cap Value Fund

Top 5 Holdings:
Xerox Corp.
Bristol-Myers Squibb Co.
American Home Products
Enron Corp.
AT&T Corp.


10% Smith Barney Investment Funds Inc.-Concert Peachtree Growth Fund

Top 5 Holdings:
Microsoft Corp.
Sun Microsystems Inc.
Intel Corp.
Apple Computer, Inc.
Tyco International Ltd.


12% Smith Barney Investment Trust-Smith Barney Large Capitalization Growth Fund

Top 5 Holdings:
American Online Inc.
The Coca-Cola Co.
Texas Instruments Inc.
Intel Corp.
Wells Fargo Co.


5% Smith Barney Equity Funds-Smith Barney Large Cap Blend Fund

Top 5 Holdings:
Hewlett Packard Co.
Dell Computer Corp.
Eli Lilly & Co.
General Electric Co.
Ameritech Corp.


10% Smith Barney Investment Funds Inc.-Smith Barney Hansberger Global
Value Fund

Top 5 Holdings:
Koninklijke KPN NV
Yamanouchi Pharmaceutical
United Overseas Bank
Cable & Wireless PLC
GTE Corp.


5% Smith Barney Investment Funds Inc.-Smith Barney Contrarian
Fund

Top 5 Holdings:
Aetna, Inc.
Kimberly-Clark Corp.
Washington Mutual, Inc.
Gucci Group NV
ConAgra, Inc.


8% Smith Barney Income Funds-Smith Barney High Income Fund

Top 5 Holdings:
United International Holding
Unisys Corp.
Magellan Health Services
Metronet Communications
Chancellor Media


20% Smith Barney Small Cap Blend Fund, Inc.

Top 5 Holdings:
Lycos Inc.
Network Appliance Inc.
VISX Inc.
Dycon Industries Inc.
Briggs & Stratton Corp.

THE HIGH GROWTH PORTFOLIO


Historical Performance -- Class A Shares
 ...........................................................................................................
                                   Net Asset Value
                            -----------------------------------    Income      Capital Gain      Total
Year Ended                    Beginning of Year    End of Year    Dividends    Distributions    Returns(1)
-----------------------------------------------------------------------------------------------------------
1/31/99                            $12.97            $14.86         $0.08          $0.48         19.15%
-----------------------------------------------------------------------------------------------------------
1/31/98                             12.41             12.97          0.13           0.33          8.25
-----------------------------------------------------------------------------------------------------------
Inception*-1/31/97                  11.40             12.41          0.20           0.04         11.04+
-----------------------------------------------------------------------------------------------------------
Total                                                               $0.41          $0.85
-----------------------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares
 ...........................................................................................................
                                   Net Asset Value
                            -----------------------------------    Income      Capital Gain      Total
Year Ended                    Beginning of Year    End of Year    Dividends    Distributions    Returns(1)
-----------------------------------------------------------------------------------------------------------
1/31/99                            $12.95            $14.81         $0.00          $0.48         18.30%
-----------------------------------------------------------------------------------------------------------
1/31/98                             12.41             12.95          0.05           0.33          7.44
-----------------------------------------------------------------------------------------------------------
Inception*-1/31/97                  11.40             12.41          0.07           0.04          9.91+
-----------------------------------------------------------------------------------------------------------
Total                                                               $0.12          $0.85
-----------------------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares++
 ...........................................................................................................
                                   Net Asset Value
                            -----------------------------------    Income      Capital Gain      Total
Year Ended                    Beginning of Year    End of Year    Dividends    Distributions    Returns(1)
-----------------------------------------------------------------------------------------------------------
1/31/99                            $12.96            $14.81         $0.00          $0.48         18.21%
-----------------------------------------------------------------------------------------------------------
1/31/98                             12.42             12.96          0.05           0.33          7.44
-----------------------------------------------------------------------------------------------------------
Inception*-1/31/97                  11.40             12.42          0.07           0.04         10.00+
-----------------------------------------------------------------------------------------------------------
Total                                                               $0.12          $0.85
-----------------------------------------------------------------------------------------------------------

Historical Performance -- Class Z Shares
 ...........................................................................................................
                                   Net Asset Value
                            -----------------------------------    Income      Capital Gain      Total
Year Ended                    Beginning of Year    End of Year    Dividends    Distributions    Returns(1)
-----------------------------------------------------------------------------------------------------------
1/31/99                            $12.97            $14.86         $0.12          $0.48         19.45%
-----------------------------------------------------------------------------------------------------------
1/31/98                             12.41             12.97          0.17           0.33          8.58
-----------------------------------------------------------------------------------------------------------
Inception*-1/31/97                  12.24             12.41          0.00           0.00          1.39+
-----------------------------------------------------------------------------------------------------------
Total                                                               $0.29          $0.81
-----------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns
 ................................................................................
                                           Without Sales Charges(1)
                             ---------------------------------------------------
                               Class A      Class B      Class L++     Class Z
--------------------------------------------------------------------------------
Year Ended 1/31/99              19.15%       18.30%       18.21%        19.45%
--------------------------------------------------------------------------------
Inception* through 1/31/99      12.77        11.84        11.83         14.38
--------------------------------------------------------------------------------

                                            With Sales Charges(2)
                             ---------------------------------------------------
                               Class A      Class B      Class L++     Class Z
--------------------------------------------------------------------------------
Year Ended 1/31/99              13.22%       13.30%       16.04%        19.45%
--------------------------------------------------------------------------------
Inception* through 1/31/99      10.85        11.03        11.44         14.38
--------------------------------------------------------------------------------


Cumulative Total Returns
 ................................................................................
                                         Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (Inception* through 1/31/99)              43.23%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/99)              39.71
--------------------------------------------------------------------------------
Class L++ (Inception* through 1/31/99)            39.70
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/99)              31.50
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++  On June 12, 1998, Class C shares were renamed Class L shares.
* Inception date for Class A, B and L shares is February 5, 1996 and for Class Z shares is January 17, 1997.

Growth of $10,000 Invested in Class A, B and L Shares of the High Growth Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Salomon Smith Barney High Yield Market Index
 ................................................................................
February 5, 1996 -- January 31, 1999 (unaudited)

                                                                Standard & Poor's
        High Growth         High Growth         High Growth       500 Composite    Russell 2000   MSCI EAFE    Salomon Smith Barney

     Portfolio Class A  Portfolio Class B   Portfolio - Class L    Stock Index         Index        Index    High Yield Market Index

 2/5/96     9,500              10,000               9,896              10,000           10,000      10,000           10,000
 Jul-96     9,142               9,083               9,367              10,175           10,084      10,119           10,208
 Jan-97    10,549              10,491              10,786              12,630           11,897      10,220           11,049
 Jul-97    11,671              11,716              11,999              15,476           13,452      11,968           11,886
 Jan-98    11,419              11,409              11,695              16,026           14,047      11,272           12,693
 Jul-98    12,426              12,497              12,672              18,462           13,764      12,622           13,152
1/31/99    13,607              13,671              13,825              21,235           14,099      12,915           13,050

The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1999. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") consists of the equity total returns for Europe, Australia and the Far East. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE GROWTH PORTFOLIO

Target Asset Allocation

[PIE CHART APPEARS HERE]

30%    Bond Funds
70%    Stock Funds

The Growth Portfolio seeks long-term growth of capital by investing primarily in funds containing the issues of more established companies.

 ................................................................................

The Growth Portfolio
The Growth Portfolio seeks long-term growth of capital. Among the Portfolios of the Concert Allocation Series Inc., the Growth Portfolio invests the highest percentage of its assets in large-capitalization stock mutual funds, to provide growth. The Portfolio's equity allocation also includes funds that invest in small- and mid-cap stocks and international securities. In addition, a significant portion of the Portfolio is allocated to bonds, to help reduce potential volatility.

         Index Comparison*

S&P 500                  32.51%
Russell 2000(R)           0.33%
MSCI EAFE                14.41%
Lehman Government/
  Corporate Bond          8.72%
 ...............................
*The chart above represents total returns for the year ended January 31, 1999.

                                Portfolio Update

The Concert Allocation Series Growth Portfolio's ("Portfolio") Class A shares generated a total return of 16.20% for the twelve months ended January 31, 1999 excluding sales charges. The chart that appears on page 19 compares the Portfolio's performance to broad-based indices that track asset classes represented in the Portfolio. Each Concert Allocation Series Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.

Investors retained their preference for stocks of large, well-established companies for most of 1998. The Funds in the Growth Portfolio that invest in these companies, primarily Concert Peachtree Growth Fund and Smith Barney Large Capitalization Growth Fund, also performed quite well, returning 40.65% and 63.42%, respectively. In addition, the Smith Barney Aggressive Growth Fund, which also counts some large companies among its holdings, turned in an impressive performance as well with a total return of 45.41% over the reporting period.

Moreover, investors continued to favor growth stocks over value stocks in the last year and the returns of Funds with more of a value bias, such as Smith Barney Large Cap Value Fund and Smith Barney Contrarian Fund, trailed that of large company growth stocks. (Growth stocks are generally considered to be company shares that have exhibited above-average earnings growth and are expected to continue to grow faster than other similar-sized companies. Value investing attempts to identify stocks that are selling at relatively low prices compared to their earnings or book value with the belief that the market will eventually recognize their value, hence, causing the price to increase.)

Funds in your Portfolio that invest in smaller-capitalized companies outperformed their respective indices, but nevertheless trailed the unusually strong performance of large company shares.

International stocks largely followed the same pattern as domestic stocks with large-capitalization growth stocks leading the way. The Smith Barney World Funds- International Equity Portfolio performed roughly in line with its benchmark while the return of the Smith Barney Hansberger Global Value Fund was negatively impacted by international investor preference for growth stocks.

The bond funds in your Portfolio, with their emphasis on credit quality in their respective asset classes, also posted returns comparable to their indices.

In addition, since our last report we added the Smith Barney Mid-Cap Blend Fund to the Growth Portfolio. The Smith Barney Mid-Cap Blend Fund seeks companies that are more established than small-capitalization companies but have not yet acquired the size of large-capitalization companies. Since its inception on September 1, 1998, the Smith Barney Mid-Cap Blend Fund has returned 41.75% through January 31, 1999.

The past twelve months represented an unusual period for financial markets, with large-capitalization growth stocks leading the way for the third consecutive year. We believe this narrow market leadership cannot continue indefinitely and further reinforces the importance of maintaining broad diversification in your investment portfolio.
 ................................................................................
The Target Asset Allocation set forth above represents an approximate mix of investments for the Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series' Board of Directors.

The Concert Allocation Series Growth Portfolio Breakdown (as of 1/31/99) (unaudited)

[PIE CHART APPEARS HERE]

10% Smith Barney Investment Funds
Inc.-Concert Peachtree Growth Fund

Top 5 Holdings:
  Microsoft Corp.
  Sun Microsystems Inc.
  Intel Corp.
  Apple Computer, Inc.
  Tyco International Ltd.

10% Smith Barney Funds, Inc.-
Large Cap Value Fund

Top 5 Holdings:
  Xerox Corp.
  Bristol-Myers Squibb Co.
  American Home Products
  Enron Corp.
  AT&T Corp.

5% Smith Barney Investment Funds Inc.-
Smith Barney Contrarian Fund

Top 5 Holdings:
  Aetna, Inc.
  Kimberly-Clark Corp.
  Washington Mutual, Inc.
  Gucci Group NV
  ConAgra, Inc.

10% Smith Barney World Funds,
Inc.- International Equity Portfolio

Top 5 Holdings:
  Nokia Oy AB
  Compass Group PLC
  Misys PLC
  Rentokil Intial PLC
  Bank of Ireland

5% Smith Barney
Aggressive Growth Fund Inc.

Top 5 Holdings:
  Intel Corp.
  Tyco International Ltd.
  Amgen, Inc.
  Forest Labs Inc., Class A Shares
  Genzyme Corp. -- General Division

5% Smith Barney Investment
Trust-Smith Barney
Mid Cap Blend Fund

Top 5 Holdings:
  Sepracor Inc.
  Croll O'Gara Co.
  Lexmark International Group Inc.
  Outdoor Systems Inc.
  Factset Research Systems

10% Smith Barney Equity Funds-
Smith Barney Large Cap Blend Fund

Top 5 Holdings:
  Hewlett Packard Co.
  Dell Computer Corp.
  Eli Lilly & Co.
  General Electric Co.
  Ameritech Corp.

10% Smith Barney Income Funds-
Smith Barney High Income Fund

Top 5 Holdings:
  United International Holding
  Unisys Corp.
  Magellan Health Services
  Metronet Communications
  Chancellor Media

5% Smith Barney Small Cap
Blend Fund, Inc.

Top 5 Holdings:
  Lycos Inc.
  Network Appliance Inc.
  VISX Inc.
  Dycon Industries Inc.
  Briggs & Stratton Corp.

10% Smith Barney Investment
Funds Inc.-Smith Barney
Investment Grade Bond Fund

Top 5 Holdings:
  U.S. Treasury Note 4.8%
  FNMA 6.5% 30yr TBA
  Walt Disney Co. 7.6%
  FNMA 6.0% 30yr TBA
  Boeing Co. 6.9%

5% Smith Barney Investment
Trust-Smith Barney Large
Capitalization Growth Fund

Top 5 Holdings:
  America Online Inc.
  The Coca-Cola Co.
  Texas Instruments Inc.
  Intel Corp.
  Wells Fargo Co.

10% Smith Barney Investment
Funds Inc.-Smith Barney
Government Securities Fund

Sector Breakdown:
29.5% U.S. Treasury
70.5% U.S. Government Agencies

Credit Quality:
  100% AAA-Rated

Average Maturity:
  19.70 Years

5% Smith Barney Investment
Funds Inc.-Smith Barney
Hansberger Global Value Fund

Top 5 Holdings:
  Koninklijke KPN NV
  Yamanouchi Pharmaceutical
  United Overseas Bank
  Cable & Wireless PLC
  GTE Corp.

THE GROWTH PORTFOLIO


Historical Performance -- Class A Shares
 ....................................................................................................
                                Net Asset Value
                       --------------------------------     Income      Capital Gain        Total
Year Ended              Beginning of Year  End of Year    Dividends    Distributions      Returns(1)
----------------------------------------------------------------------------------------------------
1/31/99                       $12.99         $14.43         $0.27          $0.37            16.20%
----------------------------------------------------------------------------------------------------
1/31/98                        12.32          12.99          0.32           0.46            11.82
----------------------------------------------------------------------------------------------------
Inception*-1/31/97             11.40          12.32          0.31           0.02            11.08+
----------------------------------------------------------------------------------------------------
Total                                                       $0.90          $0.85
----------------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares
 ....................................................................................................
                                Net Asset Value
                       --------------------------------     Income      Capital Gain        Total
Year Ended              Beginning of Year  End of Year    Dividends    Distributions      Returns(1)
----------------------------------------------------------------------------------------------------
1/31/99                       $13.00         $14.48         $0.13          $0.37            15.40%
----------------------------------------------------------------------------------------------------
1/31/98                        12.33          13.00          0.21           0.46            10.93
----------------------------------------------------------------------------------------------------
Inception*-1/31/97             11.40          12.33          0.22           0.02            10.32+
----------------------------------------------------------------------------------------------------
Total                                                       $0.56          $0.85
----------------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares++
 ....................................................................................................
                                Net Asset Value
                       --------------------------------     Income      Capital Gain        Total
Year Ended              Beginning of Year  End of Year    Dividends    Distributions      Returns(1)
----------------------------------------------------------------------------------------------------
1/31/99                       $13.00         $14.48         $0.13          $0.37            15.40%
----------------------------------------------------------------------------------------------------
1/31/98                        12.33          13.00          0.21           0.46            10.92
----------------------------------------------------------------------------------------------------
Inception*-1/31/97             11.40          12.33          0.22           0.02            10.32+
----------------------------------------------------------------------------------------------------
Total                                                       $0.56          $0.85
----------------------------------------------------------------------------------------------------

Historical Performance -- Class Z Shares
 ....................................................................................................
                                Net Asset Value
                       --------------------------------     Income      Capital Gain        Total
Year Ended              Beginning of Year  End of Year    Dividends    Distributions      Returns(1)
----------------------------------------------------------------------------------------------------
1/31/99                       $12.99         $14.41         $0.32          $0.37            16.47%
----------------------------------------------------------------------------------------------------
1/31/98                        12.32          12.99          0.35           0.46            12.08
----------------------------------------------------------------------------------------------------
Inception*-1/31/97             12.18          12.32          0.00           0.00             1.15+
----------------------------------------------------------------------------------------------------
Total                                                       $0.67          $0.83
----------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns
 ................................................................................
                                          Without Sales Charges(1)
                             ---------------------------------------------------
                             Class A        Class B       Class L++      Class Z
--------------------------------------------------------------------------------
Year Ended 1/31/99            16.20%         15.40%        15.40%         16.47%
--------------------------------------------------------------------------------
Inception* through 1/31/99    13.06          12.24         12.24          14.61
--------------------------------------------------------------------------------

                                          With Sales Charges(2)
                             ---------------------------------------------------
                             Class A        Class B       Class L++      Class Z
--------------------------------------------------------------------------------
Year Ended 1/31/99            10.42%         10.40%        13.26%         16.47%
--------------------------------------------------------------------------------
Inception* through 1/31/99    11.14          11.44         11.85          14.61
--------------------------------------------------------------------------------

Cumulative Total Returns
 ................................................................................
                                             Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (Inception* through 1/31/99)                 44.33%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/99)                 41.23
--------------------------------------------------------------------------------
Class L++ (Inception* through 1/31/99)               41.22
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/99)                 32.04
--------------------------------------------------------------------------------
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class
    B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++  On June 12, 1998, Class C shares were renamed Class L shares.
*   Inception date for Class A, B and L shares is February 5, 1996 and for
    Class Z shares is January 17, 1997.

Growth of $10,000 Invested in Class A, B and L Shares of the Growth Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Lehman Government/Corporate Bond Index
--------------------------------------------------------------------------------
February 5, 1996 -- January 31, 1999 (unaudited)

                           [LINE GRAPH APPEARS HERE]

                                                                   Standard & Poor's                                  Lehman

          Growth Portfolio-  Growth Portfolio-  Growth Portfolio-    500 Composite   Russell 2000    MSCI EAFE  Government/Corporate

               Class A            Class B            Class L         Stock Index        Index          INDEX        Bond Index

 2/5/96         9,500             10,000              9,896            10,000            10,000        10,000        10,000
 Jul-96         9,258              9,225              9,513            10,175            10,084        10,119         9,473
 Jan-97        10,552             10,532             10,817            12,630            11,897        10,220         9,118
 Jul-97        11,700             11,787             12,060            15,476            13,452        11,968         9,643
 Jan-98        11,800             11,738             12,109            16,026            14,047        11,272        10,136
 Jul-98        12,683             12,807             12,969            18,462            13,764        12,622        10,421
1/31/99        13,712             13,823             13,975            21,235            14,099        12,915        11,020

The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1999. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization-weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is a composite index that consists of equity total returns for Europe, Australia and the Far East. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                            The Balanced Portfolio

--------------------------------------------------------------------------------
                            Target Asset Allocation
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

Stock Funds        50%
Bond Funds         50%

The Balanced Portfolio seeks a balance of capital growth and income by placing equal emphasis on funds investing in stocks and bonds.

--------------------------------------------------------------------------------

The Balanced Portfolio

The Balanced Portfolio seeks long-term growth of capital and income, placing equal emphasis on current income and capital appreciation. The Balanced Portfolio, as its name states, divides its assets roughly between equity and fixed-income mutual funds. The equity funds are primarily large-capitalization, dividend-paying stock funds. The fixed-income portion of the Portfolio is mainly invested in funds that invest in U.S. government and agency securities, as well as mortgage-backed securities.

--------------------------------------------------------------------------------
                              Index Comparison*
--------------------------------------------------------------------------------

S&P 500                        32.51%

Lehman Government/
  Corporate Bond                8.72%

Salomon Smith Barney
  One-Year Treasury Bill        5.60%

Salomon Smith Barney
  World Government Bond        13.13%
--------------------------------------------------------------------------------
*The chart above represents total returns for the year ended January 31, 1999.

--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------

The Concert Allocation Series Balanced Portfolio's ("Portfolio") Class A shares generated a total return of 9.33% for the twelve months ended January 31, 1999, excluding sales charges. The chart that appears on page 24 compares the Portfolio's performance to broad-based indices that track asset classes represented in the Portfolio. Each Concert Allocation Series Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.

The stock Funds in your Portfolio that focus primarily on large companies (Smith Barney Large Cap Value Fund, Smith Barney Appreciation Fund, Smith Barney Fundamental Value Fund and Smith Barney Large Cap Blend Fund) posted solid gains during the period. However, in a year in which investors showed a decided preference for growth stocks, their value bias caused their returns to lag the outsized gains of the very narrow group of large-capitalization growth stocks that drove the performance of the major indices. (Growth stocks are generally considered to be company shares that have exhibited above-average earnings growth and are expected to continue to grow faster than other similar-sized companies. Value investing attempts to identify stocks that are selling at relatively low prices compared to their earnings or book value with the belief that the market will eventually recognize their value, therefore, causing the price to increase.)

Your Portfolio also benefited from the funds with high-quality bonds in their holdings. Like stock markets, bond markets worldwide experienced significant volatility during much of 1998. The bond funds in your Portfolio emphasize very strong credit quality and focus largely on U.S. government debt and the debt of other developed nations. During the Portfolio's fiscal year, the returns of these bonds consisted mostly of coupon interest with very little price appreciation or depreciation.

--------------------------------------------------------------------------------
The Target Asset Allocation set forth above represents an approximate mix of investments for the Balanced Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series' Board of Directors.

The Concert Allocation Series Balanced Portfolio Breakdown (as of 1/31/99) (unaudited)

                           [PIE CHART APPEARS HERE]

5% Smith Barney Equity Funds-
Smith Barney Large Cap
Blend Fund

Top 5 Holdings:
  Hewlett Packard Co.
  Dell Computer Corp.
  Eli Lilly & Co.
  General Electric Co.
  Ameritech Corp.

5% Smith Barney Funds, Inc.-
Large Cap Value Fund

Top 5 Holdings:
  Xerox Corp.
  Bristol-Myers Squibb Co.
  American Home Products
  Enron Corp.
  AT&T Corp.


10% Smith Barney Income
Funds-Smith Barney Premium
Total Return Fund

Top 5 Holdings:
  MCI WorldCom Inc.
  Loews Corp.
  Bristol-Myers Squibb Co.
  SLM Holding Corp.
  Aetna Inc.

10% Smith Barney
Appreciation Fund Inc.

Top 5 Holdings:
  Berkshire Hathaway Inc.
  General Electric Co.
  Intel Corp.
  Microsoft Corp.
  Allstate Corp.

10% Smith Barney Fundamental
Value Fund Inc.

Top 5 Holdings:
  Tele Communications Inc.
  Adobe Systems, Inc.
  American International Group Inc.
  American Express Co.
  Time Warner, Inc.

10% Smith Barney Income
Funds-Smith Barney
Convertible Fund

Top 5 Holdings:
  Waste Management Inc.
  Alpharma Inc.
  Bell Atlantic Finc'l. Srvcs. Corp.
  Athena Neuroscience Inc.
  Rite Aid Corp.

5% Smith Barney World Funds,
Inc.-Global Government
Bond Portfolio

Top 5 Holdings:
  U.S. Treasury Bonds
  Bundesobligation
  France Oat
  KFW International Finance
  Denmark Government Bond

Top 5 Country Holdings:
  Germany
  United States
  United Kingdom
  France
  Denmark

15% Smith Barney Income
Funds-Smith Barney Diversified
Strategic Income Fund

Sector Breakdown:
  42.0% U.S. Government Agencies
  29.5% High Yield Corporate Bonds
  26.3% Foreign Government Bonds
  0.7% U.S. Treasury
  1.5% Other

Top 5 Holdings:
  GNMA
  FNMA
  FHLMC
  European Investment Bank
  Swedish Government

Top 5 Country Holdings:
  United States
  Germany
  United Kingdom
  Sweden
  Denmark

Average Maturity:
5.50 Years


5% Smith Barney Funds, Inc.-
Short-Term High Grade Bond Fund

Sector Breakdown:
19.0% U.S. Government & Agency Obligations
12.6% Mortgage-Backed Securities
62.8% Corporate Bonds & Notes
  5.6% Repurchase Agreements & Short-term

Credit Quality:
29% AAA-Rated

Average Maturity:
4.14 Years

5% Smith Barney World Funds, Inc.-
International Equity Portfolio

Top 5 Holdings:
  Nokia Oy AB
  Compass Group PLC
  Misys PLC
  Rentokil Intial PLC
  Bank of Ireland


10% Smith Barney Investment
Funds Inc.- Smith Barney
Government Securities Fund

Sector Breakdown:
29.5% U.S. Treasury
70.5% U.S. Government Agencies
Credit Quality:
100% AAA-Rated
Average Maturity:
19.70 Years


10% Smith Barney Managed
Governments Fund Inc.

Sector Breakdown:
  2.4% Repurchase Agreements
  39.9% GNMA
  4.8% FHLMC
  50.0% FNMA
  2.9% Treasury Notes

Credit Quality:
  100% AAA-Rated

Average Maturity:
  7.35 Years

The Balanced Portfolio

Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                    --------------------------------      Income      Capital Gain     Total
Year Ended           Beginning of Year  End of Year     Dividends    Distributions   Returns/(1)/
--------------------------------------------------------------------------------------------------
1/31/99                    $12.62         $12.95          $0.45          $0.37         9.33%
--------------------------------------------------------------------------------------------------
1/31/98                     12.14          12.62           0.54           0.36        11.59
--------------------------------------------------------------------------------------------------
Inception*-1/31/97          11.40          12.14           0.45           0.00        10.64+
--------------------------------------------------------------------------------------------------
Total                                                     $1.44          $0.73
--------------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                    --------------------------------      Income      Capital Gain     Total
Year Ended           Beginning of Year  End of Year     Dividends    Distributions   Returns/(1)/
--------------------------------------------------------------------------------------------------
1/31/99                    $12.61         $12.95          $0.35          $0.37         8.62%
--------------------------------------------------------------------------------------------------
1/31/98                     12.14          12.61           0.45           0.36        10.67
--------------------------------------------------------------------------------------------------
Inception*-1/31/97          11.40          12.14           0.37           0.00         9.90+
--------------------------------------------------------------------------------------------------
Total                                                     $1.17          $0.73
--------------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares++
--------------------------------------------------------------------------------

                             Net Asset Value
                    --------------------------------      Income      Capital Gain     Total
Year Ended           Beginning of Year  End of Year     Dividends    Distributions   Returns/(1)/
--------------------------------------------------------------------------------------------------
1/31/99                    $12.61         $12.94          $0.35          $0.37         8.53%
--------------------------------------------------------------------------------------------------
1/31/98                     12.14          12.61           0.45           0.36        10.67
--------------------------------------------------------------------------------------------------
Inception*-1/31/97          11.40          12.14           0.37           0.00         9.90+
--------------------------------------------------------------------------------------------------
Total                                                     $1.17          $0.73
--------------------------------------------------------------------------------------------------

Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                    --------------------------------      Income      Capital Gain     Total
Year Ended           Beginning of Year  End of Year     Dividends    Distributions   Returns/(1)/
--------------------------------------------------------------------------------------------------
1/31/99                    $12.61         $12.95          $0.48          $0.37         9.70%
--------------------------------------------------------------------------------------------------
1/31/98                     12.13          12.61           0.57           0.36        11.82
--------------------------------------------------------------------------------------------------
Inception*-1/31/97          12.10          12.13           0.00           0.00         0.25+
--------------------------------------------------------------------------------------------------
Total                                                     $1.05          $0.73
--------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

Average Annual Total Returns
--------------------------------------------------------------------------------
                                            Without Sales Charges(1)
                            ----------------------------------------------------
                               Class A     Class B      Class L++     Class Z
--------------------------------------------------------------------------------
Year Ended 1/31/99              9.33%       8.62%         8.53%        9.70%
--------------------------------------------------------------------------------
Inception* through 1/31/99     10.56        9.76          9.74        10.67
--------------------------------------------------------------------------------

                                             With Sales Charges(2)
                            ----------------------------------------------------
                               Class A     Class B      Class L++     Class Z
--------------------------------------------------------------------------------
Year Ended 1/31/99              3.90%       3.62%         6.43%       9.70%
--------------------------------------------------------------------------------
Inception* through 1/31/99      8.68        8.92          9.35       10.67
--------------------------------------------------------------------------------

Cumulative Total Returns
--------------------------------------------------------------------------------
                                            Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (Inception* through 1/31/99)                 34.99%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/99)                 32.11
--------------------------------------------------------------------------------
Class L++ (Inception* through 1/31/99)               32.01
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/99)                 22.96
--------------------------------------------------------------------------------
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++  On June 12, 1998, Class C shares were renamed Class L shares.
*   Inception date for Class A, B and L shares is February 5, 1996 and for
    Class Z shares is January 17, 1997.

Growth of $10,000 Invested in Class A, B and L Shares of the Balanced Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Lehman Government/Corporate Bond Index, Salomon Smith Barney One-Year Treasury Bill Index and Salomon Smith Barney World Government Bond Index
--------------------------------------------------------------------------------
February 5, 1996 -- January 31, 1999 (unaudited)

                           [LINE GRAPH APPEARS HERE]

The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1999. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE CONSERVATIVE PORTFOLIO

--------------------------------------------------------------------------------
                            Target Asset Allocation
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

Stock Funds             30%
Bond Funds              70%

The Conservative Portfolio seeks income and, secondarily, long-term growth of capital by investing the majority of its assets in funds that invest in bonds.

--------------------------------------------------------------------------------

The Conservative Portfolio

The Conservative Portfolio seeks income and, secondarily, long-term capital growth. Among the Portfolios of the Concert Allocation Series Inc., the Conservative Portfolio consists primarily of taxable fixed-income funds, with a portion invested in stock funds that invest primarily in large-capitalization U.S. stocks.

--------------------------------------------------------------------------------
                               Index Comparison*
--------------------------------------------------------------------------------

S&P 500                  32.51%

Lehman Government/
  Corporate Bond          8.72%

Salomon Smith Barney
  High Yield Market       2.83%

Salomon Smith Barney
  One-Year Treasury Bill  5.60%
--------------------------------------------------------------------------------
*The chart above represents total returns for the year ended January 31, 1999.

--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------
The Concert Allocation Series Conservative Portfolio's ("Portfolio") Class A shares generated a total return of 5.85% for the twelve months ended January 31, 1999, excluding sales charges. The chart that appears on page 29 compares the Portfolio's performance to broad-based indices that track asset classes represented in the Portfolio. Each Concert Allocation Series Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.

In keeping with its investment objective, the Conservative Portfolio consists largely of bond funds with the remainder invested in stock funds. Investor doubt and uncertainty clouded almost every financial market during the latter half of 1998, leading many investors to seek some safe haven from the turmoil. For bond investors, this meant U.S. Treasury bonds. Your Portfolio generally emphasizes very high-credit quality and focuses on U.S. Government debt as well as the bonds of other developed nations. During the Portfolio's fiscal year, the returns of these funds consisted mostly of coupon interest with very little price appreciation or depreciation. Your Portfolio's exposure to high-quality foreign national debt also contributed to its returns achieved during the period.

The portion of your Portfolio devoted to stocks was invested primarily in large company stocks. While their absolute returns were quite strong for the most part, the value bias of these funds caused them to lag the major indices. For the third consecutive year, returns of most major stock indices were driven by a handful of very large-capitalization growth stocks. (Growth stocks are generally considered to be company shares that have exhibited above-average earnings growth and are expected to continue to grow faster than other similar-sized companies. Value investing attempts to identify stocks that are selling at relatively low prices compared to their earnings or book value with the belief that the market will eventually recognize their value, therefore, causing their share price to increase.)

--------------------------------------------------------------------------------
The Target Asset Allocation set forth above represents an approximate mix of investments for the Conservative Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series Inc.'s Board of Directors.

The Concert Allocation Series Conservative Portfolio Breakdown (as of 1/31/99) (unaudited)

                           [PIE CHART APPEARS HERE]

15% Smith Barney
Managed Governments Fund Inc.

Sector Breakdown:
  2.4% Repurchase Agreements
  39.9% GNMA
  4.8% FHLMC
  50.0% FNMA
  2.9% Treasury Notes
Credit Quality:
  100% AAA-Rated
Average Maturity:
  7.35 Years

10% Smith Barney Income Funds-
Smith Barney Convertible Fund

Top 5 Holdings:
  Waste Management Inc.
  Alpharma Inc.
  Bell Atlantic Finc'l. Srvcs. Corp.
  Athena Neuroscience Inc.
  Rite Aid Corp.

5% Smith Barney Income Funds-
Smith Barney Premium Total
Return Fund

Top 5 Holdings:
  S&P 500 Index Options
  MCI WorldCom Inc.
  Loews Corp.
  Bristol-Myers Squibb Co.
  SLM Holding Corp.

20% Smith Barney Income Funds-
Smith Barney Diversified
Strategic Income Fund

Sector Breakdown:
  42.0% U.S. Government Agencies
  29.5% High Yield Corporate Bonds
  26.3% Foreign Government Bonds
  0.7% U.S. Treasury
  1.5% Other
Top 5 Holdings:
  GNMA
  FNMA
  FHLMC
  European Investment Bank
  Swedish Government
Top 5 Country Holdings:
  United States
  Germany
  United Kingdom
  Sweden
  Denmark
Average Maturity:
  5.50 Years

10% Smith Barney
Appreciation Fund Inc.

Top 5 Holdings:
  Berkshire Hathaway Inc., Class A Shares
  General Electric Co.
  Intel Corp.
  Microsoft Corp.
  Allstate Corp.

10% Smith Barney Investment
Funds Inc.-Smith Barney
Government Securities Fund

Sector Breakdown:
  29.5% U.S. Treasury
  70.5% U.S. Government Agencies

Credit Quality:
100% AAA-Rated

Average Maturity:
  19.70 Years

5% Smith Barney Funds,
Inc.-Short-Term High Grade
Bond Fund

Sector Breakdown:
  19.0% U.S. Government & Agency Obligations
  12.6% Mortgage-Backed Securities
  62.8% Corporate Bonds & Notes
  5.6% Repurchase Agreements & Short-Term
Credit Quality:
  29.0% AAA-Rated
Average Maturity:
  4.14 Years

5% Smith Barney World Funds,
Inc.-Global Government
Bond Portfolio

Top 5 Holdings:
  U.S. Treasury Bonds
  Bundesobligation
  France OAT
  KFW International Finance
  Denmark Government Bond
Top 5 Country Holdings:
  Germany
  United States
  United Kingdom
  France
  Denmark

10% Smith Barney Income
Funds-Smith Barney
High Income Fund

Top 5 Holdings:
  United International Holding
  Unisys Corp.
  Magellan Health Services
  Metronet Communications
  Chancellor Media

5% Smith Barney Fundamental
     Value Fund Inc.

Top 5 Holdings:
  Tele Communications Inc.
  Adobe Systems, Inc.
  American International Group Inc.
  American Express Co.
  Time Warner, Inc.


5% Smith Barney Investment
Fund Inc.-Smith Barney
Hansberger Global Value Fund

Top 5 Holdings:
  Koninklijke KPN NV
  Yamanouchi Pharmaceutical
  United Overseas Bank
  Cable and Wireless PLC
  GTE Corp.

                          THE CONSERVATIVE PORTFOLIO


Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                  --------------------------------        Income      Capital Gain      Total
Year Ended         Beginning of Year  End of Year        Dividends    Distributions   Returns(1)
-------------------------------------------------------------------------------------------------
1/31/99                 $12.17          $12.04             $0.58          $0.24         5.85%
-------------------------------------------------------------------------------------------------
1/31/98                  11.90           12.17              0.69           0.40        11.70
-------------------------------------------------------------------------------------------------
Inception*-1/31/97       11.46           11.90              0.52           0.00         8.57+
-------------------------------------------------------------------------------------------------
Total                                                      $1.79          $0.64
-------------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                  --------------------------------        Income      Capital Gain      Total
Year Ended         Beginning of Year  End of Year        Dividends    Distributions   Returns(1)
-------------------------------------------------------------------------------------------------
1/31/99                 $12.16          $12.02             $0.52          $0.24         5.22%
-------------------------------------------------------------------------------------------------
1/31/98                  11.89           12.16              0.63           0.40        11.21
-------------------------------------------------------------------------------------------------
Inception*-1/31/97       11.46           11.89              0.47           0.00         8.03+
-------------------------------------------------------------------------------------------------
Total                                                      $1.62          $0.64
-------------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares++
--------------------------------------------------------------------------------

                         Net Asset Value
                  --------------------------------        Income      Capital Gain      Total
Year Ended         Beginning of Year  End of Year        Dividends    Distributions   Returns(1)
-------------------------------------------------------------------------------------------------
1/31/99                 $12.16          $12.02             $0.53          $0.24         5.29%
-------------------------------------------------------------------------------------------------
1/31/98                  11.89           12.16              0.64           0.40        11.25
-------------------------------------------------------------------------------------------------
Inception*-1/31/97       11.46           11.89              0.47           0.00         8.08+
-------------------------------------------------------------------------------------------------
Total                                                      $1.64          $0.64
-------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

Average Annual Total Returns
--------------------------------------------------------------------------------
                                         Without Sales Charges(1)
                             ---------------------------------------------------
                                   Class A         Class B         Class L++
--------------------------------------------------------------------------------
Year Ended 1/31/99                  5.85%           5.22%           5.29%
--------------------------------------------------------------------------------
Inception* through 1/31/99          8.71            8.16            8.21
--------------------------------------------------------------------------------

                                            With Sales Charges(2)
                             ---------------------------------------------------
                                   Class A         Class B         Class L++
--------------------------------------------------------------------------------
Year Ended 1/31/99                  1.12%           0.77%           3.28%
--------------------------------------------------------------------------------
Inception* through 1/31/99          7.05            7.29            7.83
--------------------------------------------------------------------------------


Cumulative Total Returns
--------------------------------------------------------------------------------
                                          Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (Inception* through 1/31/99)                28.37%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/99)                26.42
--------------------------------------------------------------------------------
Class L++ (Inception* through 1/31/99)              26.60
--------------------------------------------------------------------------------
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. The CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++   On June 12, 1998, Class C shares were renamed Class L shares.
*    Inception date for Class A, B and L shares is February 5, 1996.


Growth of $10,000 Invested in Class A, B and L Shares of the Conservative
Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Lehman
Government/Corporate Bond Index, Salomon Smith Barney High Yield Market Index
and Salomon Smith Barney One-Year Treasury Bill Index
 ....................................................................................................................................

February 5, 1996 -- January 31, 1999 (unaudited)

                                                                                                  Smith Barney      Smith Barney
             Conservative  Conservative   Conservative   Standard & Poor's   Lehman Government/  Salomon Brothers  Salomon Brothers
              Portfolio-    Portfolio-     Portfolio-      500 Composite         Corporate          High Yield     One-Year Treasury
           Class A Shares  Class B Shares Class L Shares   Stock Index          Bond Index         Market Index       Bill Index

 2/5/96          9,550        10,000          9,896           10,000              10,000              10,000            10,000
 Jul-96          9,560         9,542          9,786           10,175               9,473              10,208            10,214
 Jan-97         10,369        10,353         10,596           12,630               9,118              11,049            10,551
 Jul-97         11,277        11,323         11,609           15,476               9,643              11,886            10,892
 Jan-98         11,581        11,614         11,900           16,026              10,136              12,693            11,214
 Jul-98         11,925        12,029         12,215           18,462              10,421              13,152            11,511
1/31/99         12,259        12,342         12,529           21,235              11,020              13,050            11,840


The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 4.50% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1999. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE INCOME PORTFOLIO

-----------------------
Target Asset Allocation
-----------------------

[PIE CHART APPEARS HERE]

Bond Funds   90%
Stock Funds  10%

The Income Portfolio seeks high current income by investing primarily in bond funds.

 ................................................................................

The Income Portfolio

The Income Portfolio seeks high current income. Among the Portfolios of the Concert Allocation Series Inc., the Income Portfolio allocates most of its assets in taxable fixed-income funds designed to generate a high level of income consistent with relative stability of principal. A small portion of the Portfolio is invested in equity funds that invest in large- capitalization U.S. stocks.
            -----------------
            Index Comparison*
            -----------------

S&P 500                             32.51%

Lehman Government/
  Corporate Bond                     8.72%

Salomon Smith Barney
  High Yield Market                  2.83%

Salomon Smith Barney
  One-Year Treasury Bill             5.60%

 ................................................................................
*The chart above represents total returns for the year ended January 31, 1999.

--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------

The Concert Allocation Series Income Portfolio's ("Portfolio") Class A shares generated a total return of 4.88% for the twelve months ended January 31, 1999, excluding sales charges. The chart that appears on page 34 compares the Portfolio's performance to broad-based indices that track asset classes represented in the Portfolio. Each Concert Allocation Series Portfolio is a long-term investment that has been designed to reduce overall market volatility and will usually achieve a rate of return roughly in the middle of the asset classes in which it invests.

The Income Portfolio devotes a large portion of its assets to bond funds that invest in the debt obligations of the U. S. Government and other developed nations. The year 1998 was a volatile one for financial markets. The market turmoil led many investors to shun most corporate bonds in favor of U.S. Treasury bonds, considered to be the global benchmark for credit quality. Your Portfolio benefited from its emphasis on high-credit quality during this period of investor doubt and uncertainty. In contrast to a gyrating corporate bond market, these funds in your Portfolio remained relatively stable, with returns coming mostly from coupon interest, with very little price appreciation or depreciation.

Your Portfolio also allocates a portion of its assets to the Smith Barney High Income Fund that invests in high-yield corporate bonds. After the collapse of Russia's economy and the near failure of a prominent leveraged hedge fund last summer, many investors suddenly became risk averse and retreated to safer havens such as U.S. Treasury bonds.

High-yield bonds, in particular, came under pressure during this time and these market conditions negatively impacted the Smith Barney High Income Fund's performance. However, the Smith Barney High Income Fund held up better than many other funds in its category because of its emphasis on credit quality relative to its peers. Despite the disappointing results of high yield bonds as an asset class, the Smith Barney High Income Fund substantially outperformed the average total return of its peer group during the reporting period according to Lipper, Inc., a major fund-tracking organization. The Smith Barney High Income Fund returned 0.57% for the year ended January 31, 1999 versus the negative 0.93% average total return for funds in its Lipper category.

 ................................................................................
The Target Asset Allocation set forth above represents an approximate mix of investments for the Income Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series Inc.'s Board of Directors.

The Concert Allocation Series Income Portfolio Breakdown (as of 1/31/99) (unaudited)

10% Smith Barney Funds, Inc.
Short-Term High
Grade Bond Fund

Sector Breakdown:
  19.0% U.S. Government & Agency Obligations
  12.6% Mortgage-Backed Securities
  62.8% Corporate Bonds & Notes
  5.6% Repurchase Agreements & Short-Term

Credit Quality:
29% AAA-Rated

Average Maturity:
  4.14 Years

15% Smith Barney Investment
Funds Inc.-Smith Barney
Government Securities Fund

Sector Breakdown:
  29.5% U.S. Treasury
  70.5% U.S. Government Agencies
Credit Quality:
  100% AAA-Rated
Average Maturity:
  19.70 Years

20% Smith Barney Managed
Governments Fund Inc.

Sector Breakdown:
  2.4% U.S. Treasurys
 39.9% Mortgage-Backed Securities
  4.8% FHLMC
 50.0% FNMA
  2.9% Treasury Notes

Credit Quality:
100% AAA-Rated
Average Maturity:
  7.35 Years

20% Smith Barney Income
Funds-Smith Barney Diversified
Strategic Income Fund

Sector Breakdown:
  42.0% U.S. Government Agencies
  29.5% High Yield Corporate Bonds
  26.3% Foreign Government Bonds
   0.7% U.S. Treasury
   1.5% Other

Top 5 Holdings:
  GNMA
  FNMA
  FHLMC
  European Investment Bank
  Swedish Government

Top 5 Country Holdings:
  United States
  Germany
  United Kingdom
  Sweden
  Denmark

Average Maturity:
  5.50 Years

[PIE CHART APPEARS HERE]

5% Smith Barney
Appreciation Fund Inc.

Top 5 Holdings:
  Berkshire Hathaway Inc., Class A Shares
  General Electric Co.
  Intel Corp.
  Microsoft Corp.
  Allstate Corp.

5% Smith Barney Income Funds-
Smith Barney Convertible Fund

Top 5 Holdings:
  Waste Management Inc.
  Alpharma Inc.
  Bell Atlantic Finc'l. Srvcs. Corp.
  Athena Neuroscience Inc.
  Rite Aid Corp.

20% Smith Barney Income Funds
Smith Barney High Income Fund

Top 5 Holdings:
  United International Holdings
  Unisys Corp.
  Magellan Health Services
  Metronet Communications
  Chancellor Media

5% Smith Barney Income Funds-
Smith Barney Premium Total
Return Fund

Top 5 Holdings:
  S&P 500 Index Options
  MCI WorldCom Inc.
  Loews Corp.
  Bristol-Myers Squibb Co.
  SLM Holding Corp.

THE INCOME PORTFOLIO

Historical Performance -- Class A Shares
 .......................................................................................................
                             Net Asset Value
                    ----------------------------------     Income          Capital Gain        Total
Year Ended            Beginning of Year  End of Year      Dividends       Distributions      Returns(1)
-------------------------------------------------------------------------------------------------------
1/31/99                     $11.75         $11.50           $0.69             $0.11            4.88%
-------------------------------------------------------------------------------------------------------
1/31/98                      11.53          11.75            0.77              0.29           11.44
-------------------------------------------------------------------------------------------------------
Inception*-1/31/97           11.46          11.53            0.63              0.00            6.39+
-------------------------------------------------------------------------------------------------------
Total                                                       $2.09             $0.40
-------------------------------------------------------------------------------------------------------

Historical Performance -- Class B Shares
 .......................................................................................................
                            Net Asset Value
                    ----------------------------------     Income          Capital Gain        Total
Year Ended            Beginning of Year  End of Year      Dividends       Distributions      Returns(1)
-------------------------------------------------------------------------------------------------------
1/31/99                     $11.76         $11.50           $0.63             $0.11            4.25%
-------------------------------------------------------------------------------------------------------
1/31/98                      11.53          11.76            0.70              0.29           10.93
-------------------------------------------------------------------------------------------------------
Inception*-1/31/97           11.46          11.53            0.58              0.00            5.89+
-------------------------------------------------------------------------------------------------------
Total                                                       $1.91             $0.40
-------------------------------------------------------------------------------------------------------

Historical Performance -- Class L Shares++
 .......................................................................................................
                             Net Asset Value
                    ----------------------------------     Income          Capital Gain        Total
Year Ended            Beginning of Year  End of Year      Dividends       Distributions      Returns(1)
-------------------------------------------------------------------------------------------------------
1/31/99                     $11.76         $11.50           $0.64             $0.11            4.31%
-------------------------------------------------------------------------------------------------------
1/31/98                      11.53          11.76            0.71              0.29           10.98
-------------------------------------------------------------------------------------------------------
Inception*-1/31/97           11.46          11.53            0.59              0.00            5.94+
-------------------------------------------------------------------------------------------------------
Total                                                       $1.94             $0.40
-------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

Average Annual Total Returns
 ........................................................................
                                            Without Sales Charges(1)
                                    ------------------------------------
                                     Class A      Class B      Class L++
------------------------------------------------------------------------
Year Ended 1/31/99                    4.88%        4.25%        4.31%
------------------------------------------------------------------------
Inception* through 1/31/99            7.56         7.01         7.07
------------------------------------------------------------------------


                                           With Sales Charges(2)
                                    ------------------------------------
                                     Class A      Class B      Class L++
------------------------------------------------------------------------
Year Ended 1/31/99                    0.19%       (0.15)%       2.29%
------------------------------------------------------------------------
Inception* through 1/31/99            5.92         6.13         6.69
------------------------------------------------------------------------

Cumulative Total Returns
 ........................................................................
                                            Without Sales Charges(1)
------------------------------------------------------------------------
Class A (Inception* through 1/31/99)                 24.34%
------------------------------------------------------------------------
Class B (Inception* through 1/31/99)                 22.46
------------------------------------------------------------------------
Class L++ (Inception* through 1/31/99)               22.64
------------------------------------------------------------------------
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++   On June 12, 1998, Class C shares were renamed Class L shares.
*    Inception date for Class A, B and L shares is February 5, 1996.


Growth of $10,000 Invested in Class A, B and L Shares of the Income Portfolio
vs. Standard & Poor's 500 Composite Stock Index, Lehman Government/Corporate
Bond Index, Salomon Smith Barney High Yield Market Index and Salomon Smith
Barney One-Year Treasury Bill Index
 ..............................................................................................................................
February 5, 1996 -- January 31, 1999 (unaudited)

           Income       Income      Income     Standard & Poor's   Lehman Government      Salomon Brothers    Salomon Brothers
          Portfolio-  Portfolio-  Portfolio-     500 Composite        /Corporate             High Yield       One-Year Treasury
           Class A      Class B    Class L        Stock Index         Bond Index            Market Index          Bill Index
 2/5/96     9,550        10,000      9,896          10,000              10,000                 10,000               10,000
 Jul-96     9,482         9,472      9,711          10,175               9,473                 10,208               10,214
 Jan-97    10,160        10,139     10,385          12,630               9,118                 11,049               10,551
 Jul-97    10,939        10,973     11,263          15,476               9,643                 11,886               10,892
 Jan-98    11,322        11,297     11,636          16,026              10,136                 12,693               11,214
 Jul-98    11,644        11,750     11,929          18,462              10,421                 13,152               11,511
1/31/99    11,875        11,946     12,137          21,235              11,020                 13,050               11,840

The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 4.50% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 1999. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE GLOBAL PORTFOLIO

Schedule of Investments                                         January 31, 1999
--------------------------------------------------------------------------------


    Shares                              Description                                                                    Value
------------------------------------------------------------------------------------------------------------------------------------

   Underlying Funds -- 98.4%
    54,424  Smith Barney Funds, Inc. - Large Cap Value Fund                                                        $ 1,001,954
    49,795  Smith Barney Investment Funds Inc. - Concert Peachtree Growth Fund                                         936,655
   464,523  Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund                           4,882,139
   208,219  Smith Barney Investment Funds Inc. - Smith Barney Hansberger Small Cap Value Fund                        1,959,344
   149,208  Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund                            3,125,908
   147,046  Smith Barney Small Cap Blend Fund, Inc.                                                                  1,976,308
   134,266  Smith Barney World Funds, Inc. - Emerging Markets Portfolio                                              1,001,625
   218,812  Smith Barney World Funds, Inc. - International Equity Portfolio                                          4,964,861
------------------------------------------------------------------------------------------------------------------------------------

                Total Underlying Funds (Cost -- $19,175,598)                                                         19,848,794
------------------------------------------------------------------------------------------------------------------------------------


     Face
    Amount                              Description                                                                    Value
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement -- 1.6%
  $314,000  Morgan Stanley Dean Witter & Co., 4.700% due 2/1/99; Proceeds
            at maturity -- $314,123; (Fully collateralized by U.S. Treasury
            Notes and Bonds, 5.375% to 7.875% due 4/15/99 to 2/15/26; Market
            value -- $321,850) (Cost -- $314,000)                                                                      314,000
------------------------------------------------------------------------------------------------------------------------------------

            Total Investments -- 100% (Cost -- $19,489,598*)                                                       $20,162,794
------------------------------------------------------------------------------------------------------------------------------------


* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

THE HIGH GROWTH PORTFOLIO

Schedule of Investments                                         January 31, 1999
--------------------------------------------------------------------------------


   Shares                               Description                                                                   Value
------------------------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.5%
 1,488,619  Smith Barney Aggressive Growth Fund Inc.                                                              $ 84,836,414
 1,953,866  Smith Barney Equity Funds - Smith Barney Large Cap Blend Fund                                           35,032,811
 1,771,682  Smith Barney Funds, Inc. - Large Cap Value Fund                                                         32,616,663
 5,592,266  Smith Barney Income Funds - Smith Barney High Income Fund                                               60,899,773
 4,150,362  Smith Barney Investment Funds Inc. - Concert Peachtree Growth Fund                                      78,068,317
 2,417,207  Smith Barney Investment Funds Inc. - Smith Barney Contrarian Fund                                       33,744,213
 6,215,413  Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund                          65,323,992
 4,161,337  Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund                           87,180,017
 2,326,088  Smith Barney Investment Trust - Smith Barney Mid Cap Blend Fund                                         37,682,630
10,575,415  Smith Barney Small Cap Blend Fund, Inc.                                                                142,133,578
 3,014,447  Smith Barney World Funds, Inc. - International Equity Portfolio                                         68,397,795
------------------------------------------------------------------------------------------------------------------------------------
         Total Underlying Funds (Cost -- $615,333,402)                                                             725,916,203
------------------------------------------------------------------------------------------------------------------------------------


   Face
  Amount                                        Description                                                           Value
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.5%
$3,382,000  Morgan Stanley Dean Witter & Co., 4.700% due 2/1/99; Proceeds at maturity -- $3,383,325;
            (Fully collateralized by U.S. Treasury Notes and Bonds, 5.375%
            to 7.875% due 4/15/99 to 11/15/26; Market value -- $3,466,555)
            (Cost -- $3,382,000)                                                                                     3,382,000
------------------------------------------------------------------------------------------------------------------------------------
            Total Investments -- 100% (Cost -- $618,715,402*)                                                     $729,298,203
------------------------------------------------------------------------------------------------------------------------------------


* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

THE GROWTH PORTFOLIO


Schedule of Investments                                         January 31, 1999
--------------------------------------------------------------------------------

  Shares                           Description                                                                       Value
------------------------------------------------------------------------------------------------------------------------------------
Underlying Funds -- 99.4%
   953,287  Smith Barney Aggressive Growth Fund Inc.                                                              $ 54,327,806
 5,043,833  Smith Barney Equity Funds, Inc. - Smith Barney Large Cap Blend Fund                                     90,435,929
 4,529,132  Smith Barney Funds, Inc. - Large Cap Value Fund                                                         83,381,322
 7,348,931  Smith Barney Income Funds - Smith Barney High Income Fund                                               80,029,887
 5,272,297  Smith Barney Investment Funds Inc. - Concert Peachtree Growth Fund                                      99,171,916
 3,121,617  Smith Barney Investment Funds Inc. - Smith Barney Contrarian Fund                                       43,577,770
 8,529,612  Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund                            85,125,525
 4,039,904  Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund                          42,459,387
 6,470,103  Smith Barney Investment Funds Inc. - Smith Barney Investment Grade Bond Fund                            85,470,065
 2,672,069  Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund                           55,979,841
 2,981,908  Smith Barney Investment Trust - Smith Barney Mid Cap Blend Fund                                         48,306,903
 3,327,549  Smith Barney Small Cap Blend Fund, Inc.                                                                 44,722,258
 3,882,446  Smith Barney World Funds, Inc. - International Equity Portfolio                                         88,092,704
------------------------------------------------------------------------------------------------------------------------------------
            Total Underlying Funds (Cost -- $785,479,930)                                                          901,081,313
------------------------------------------------------------------------------------------------------------------------------------


  Face
 Amount                            Description                                                                        Value
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement -- 0.6%
$5,518,000  Morgan Stanley Dean Witter & Co., 4.700% due 2/1/99; Proceeds
            at maturity -- $5,520,161; (Fully collateralized by U.S.
            Treasury Notes, 5.375% to 7.875% due 4/15/99 to 11/15/26; Market
            value -- $5,655,959) (Cost -- $5,518,000)                                                                5,518,000
------------------------------------------------------------------------------------------------------------------------------------
           Total Investments -- 100% (Cost -- $790,997,930*)                                                       $906,599,313
------------------------------------------------------------------------------------------------------------------------------------


* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

THE BALANCED PORTFOLIO

Schedule of Investments                                         January 31, 1999
--------------------------------------------------------------------------------


  Shares                               Description                                                                   Value
------------------------------------------------------------------------------------------------------------------------------------

Underlying Funds -- 99.3%
 3,542,776  Smith Barney Appreciation Fund Inc.                                                                   $ 55,019,306
 1,576,510  Smith Barney Equity Funds, Inc. - Smith Barney Large Cap Blend Fund                                     28,266,834
 4,829,546  Smith Barney Fundamental Value Fund Inc.                                                                55,926,147
 1,496,288  Smith Barney Funds, Inc. - Large Cap Value Fund                                                         27,546,668
 5,932,804  Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                                              24,502,482
 3,467,139  Smith Barney Income Funds - Smith Barney Convertible Fund                                               54,434,085
10,376,716  Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund                              81,872,293
 2,584,521  Smith Barney Income Funds - Smith Barney Premium Total Return Fund                                      53,861,424
 5,459,449  Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund                            54,485,296
 4,265,813  Smith Barney Managed Governments Fund Inc.                                                              54,389,116
 2,309,198  Smith Barney World Funds, Inc. - Global Government Bond Portfolio                                       27,133,079
 1,217,089  Smith Barney World Funds, Inc. - International Equity Portfolio                                         27,615,756
------------------------------------------------------------------------------------------------------------------------------------

            Total Underlying Funds (Cost -- $526,718,439)                                                          545,052,486
------------------------------------------------------------------------------------------------------------------------------------


    Face
   Amount                              Description                                                                 Value
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement -- 0.7%
$3,892,000  Morgan Stanley Dean Witter & Co., 4.700% due 2/1/99; Proceeds at maturity -- $3,893,524;
            (Fully collateralized by U.S. Treasury Notes, 5.375% to 7.875% due 4/15/99 to 11/15/26;
            Market value -- $3,989,306) (Cost -- $3,892,000)                                                         3,892,000
------------------------------------------------------------------------------------------------------------------------------------

            Total Investments -- 100% (Cost -- $530,610,439*)                                                     $548,944,486
------------------------------------------------------------------------------------------------------------------------------------


* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

THE CONSERVATIVE PORTFOLIO

Schedule of Investments                                         January 31, 1999
--------------------------------------------------------------------------------


  Shares                      Description                                                                             Value
------------------------------------------------------------------------------------------------------------------------------------

Underlying Funds -- 98.4%
   940,999  Smith Barney Appreciation Fund Inc.                                                                   $ 14,613,715
   649,079  Smith Barney Fundamental Value Fund Inc.                                                                 7,516,333
 1,552,722  Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                                               6,412,742
   911,825  Smith Barney Income Funds - Smith Barney Convertible Fund                                               14,315,646
 3,618,596  Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund                              28,550,723
 1,312,268  Smith Barney Income Funds - Smith Barney High Income Fund                                               14,290,600
   341,552  Smith Barney Income Funds - Smith Barney Premium Total Return Fund                                       7,117,940
 1,429,933  Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund                            14,270,730
   706,973  Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund                           7,430,285
 1,676,523  Smith Barney Managed Governments Fund Inc.                                                              21,375,671
   604,992  Smith Barney World Funds, Inc. - Global Government Bond Portfolio                                        7,108,653
------------------------------------------------------------------------------------------------------------------------------------
            Total Underlying Funds (Cost -- $143,276,451)                                                          143,003,038
------------------------------------------------------------------------------------------------------------------------------------


        Face
       Amount                              Description                                                                Value
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement -- 1.6%
$2,313,000  Morgan Stanley Dean Witter & Co., 4.700% due 2/1/99; Proceeds at maturity -- $2,313,906;
            (Fully collateralized by U.S. Treasury Notes and Bonds, 5.375% to 7.875%
            due 4/15/99 to 11/15/26; Market value -- $2,385,223) (Cost -- $2,313,000)                                2,313,000
------------------------------------------------------------------------------------------------------------------------------------
            Total Investments -- 100% (Cost -- $145,589,451*)                                                     $145,316,038
------------------------------------------------------------------------------------------------------------------------------------


* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

THE INCOME PORTFOLIO

Schedule of Investments                                         January 31, 1999
--------------------------------------------------------------------------------


     Shares                        Description                                                                        Value
------------------------------------------------------------------------------------------------------------------------------------

Underlying Funds -- 100.0%
   252,679  Smith Barney Appreciation Fund Inc.                                                                    $ 3,924,107
 1,710,365  Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                                               7,063,810
   239,952  Smith Barney Income Funds - Smith Barney Convertible Fund                                                3,767,262
 1,896,892  Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund                              14,966,478
 1,380,993  Smith Barney Income Funds - Smith Barney High Income Fund                                               15,039,016
   175,568  Smith Barney Income Funds - Smith Barney Premium Total Return Fund                                       3,658,838
 1,123,906  Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund                            11,216,587
 1,167,153  Smith Barney Managed Governments Fund Inc.                                                              14,881,204
------------------------------------------------------------------------------------------------------------------------------------
            Total Underlying Funds (Cost -- $74,891,531)                                                            74,517,302
------------------------------------------------------------------------------------------------------------------------------------


         Face
        Amount                         Description                                                                     Value
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement -- 0.0%
   $23,000  Goldman, Sachs & Co., 4.710% due 2/1/99; Proceeds at maturity -- $23,009;
            (Fully collateralized by U.S. Treasury Notes, 5.625% to 11.125%
            due 11/30/99 to 8/15/25; Market value -- $23,460) (Cost -- $23,000)                                         23,000
------------------------------------------------------------------------------------------------------------------------------------
                Total Investments -- 100% (Cost -- $74,914,531*)                                                   $74,540,302
------------------------------------------------------------------------------------------------------------------------------------


* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

Statements of Assets and Liabilities                                                                               January 31, 1999
 ...................................................................................................................................
                                               Global     High Growth     Growth        Balanced       Conservative        Income
                                             Portfolio     Portfolio     Portfolio      Portfolio        Portfolio       Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
   Investments, at cost                    $19,489,598   $618,715,402   $790,997,930   $530,610,439   $ 145,589,451    $ 74,914,531
------------------------------------------------------------------------------------------------------------------------------------
   Investments, at value                   $20,162,794   $729,298,203   $906,599,313   $548,944,486   $ 145,316,038    $ 74,540,302
   Cash                                          4,016            804            828            763             923         340,393
   Receivable for Fund shares sold              36,785        354,447        713,734        705,713          53,152          57,196
   Receivable from manager                      56,309             --             --             --              --          14,940
   Dividends and interest receivable                41            442            720         71,385          18,513          20,495
-----------------------------------------------------------------------------------------------------------------------------------
   Total Assets                             20,259,945    729,653,896    907,314,595    549,722,347     145,388,626      74,973,326
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payable for securities purchased                 --             --      1,292,504      1,446,266       1,601,366              --
   Payable for Fund shares purchased            17,152        891,160        769,669        203,048         102,276         103,167
   Dividends payable                                --             --             --             --              --          32,960
   Distribution fees payable                    12,586             --         56,038         47,095          11,561           4,915
   Accrued expenses                                 --        755,963      1,509,739      1,084,075         208,117              --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                            29,738      1,647,123      3,627,950      2,780,484       1,923,320         141,042
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                           $20,230,207   $728,006,773   $903,686,645   $546,941,863    $143,465,306     $74,832,284
===================================================================================================================================
Net Assets:
   Par value of capital shares             $     1,814   $     49,079   $     62,505   $     42,242   $      11,924    $      6,508
   Capital paid in excess of par value      19,511,745    612,380,740    775,777,491    515,073,049     141,224,890      74,756,505
   Undistributed (overdistributed)
     net investment income                          --             --        768,600        398,975         373,120         (32,960)
   Accumulated net realized gain
     on investments                             43,452      4,994,153     11,476,666     13,093,550       2,128,785         476,460
   Net unrealized appreciation
     (depreciation) of investments             673,196    110,582,801    115,601,383     18,334,047        (273,413)       (374,229)
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                           $20,230,207   $728,006,773   $903,686,645   $546,941,863    $143,465,306     $74,832,284
===================================================================================================================================
Shares Outstanding:
   Class A                                     964,577     24,579,614     27,106,231     17,580,383       5,945,850       3,165,682
   Class B                                     827,149     21,484,148     31,286,976     19,136,896       5,404,175       2,999,001
   Class L                                      21,952      2,563,109      3,682,160      2,689,390         573,764         342,982
   Class Z                                          --        451,798        429,483      2,835,746              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)               $11.16         $14.86         $14.43         $12.95          $12.04          $11.50
   Class B *                                    $11.15         $14.81         $14.48         $12.95          $12.02          $11.50
   Class L **                                   $11.14         $14.81         $14.48         $12.94          $12.02          $11.50
   Class Z (and redemption price)                   --         $14.86         $14.41         $12.95              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of
     net asset value per share)                 $11.75         $15.64         $15.19         $13.63              --              --
   Class A (net asset value plus 4.71% of
     net asset value per share)                     --             --             --             --          $12.61          $12.04
   Class L (net asset value plus 1.01% of
     net asset value per share)                 $11.25         $14.96         $14.63         $13.07          $12.14          $11.62
===================================================================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC (4.50% for the Conservative Portfolio and the Income Portfolio) if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements

Statements of Operations                                                                        For the Year Ended January 31, 1999
 ...................................................................................................................................
                                            Global       High Growth     Growth      Balanced      Conservative     Income
                                          Portfolio(1)    Portfolio     Portfolio    Portfolio      Portfolio      Portfolio
===================================================================================================================================
Investment Income:
   Income distributions from
     Underlying Funds                       $107,394   $  7,502,061   $ 19,241,916   $16,749,096   $ 6,503,279    $ 4,418,781
   Short-term capital gain distributions
     from Underlying Funds                     6,319        100,417        147,653       760,947       157,399         24,839
   Interest                                    4,267        255,703        298,131       196,142        53,836         22,562
----------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                   117,980      7,858,181     19,687,700    17,706,185     6,714,514      4,466,182
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Distribution fees (Note 2)                 50,777      3,793,526      5,236,803     3,029,348       613,263        335,636
   Other expenses                             29,278      2,147,850      2,712,756     1,605,830       433,128        237,885
----------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                             80,055      5,941,376      7,949,559     4,635,178     1,046,391        573,521
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                         37,925      1,916,805     11,738,141    13,071,007     5,668,123      3,892,661
----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments (Note 3):
   Realized Gain From:
     Sale of Underlying Funds                   --       13,639,486      8,218,602     1,803,124       293,539           --
     Capital gain distributions from
       Underlying Funds                       59,221      7,083,926     13,874,444    14,532,717     2,366,553        684,340
----------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain                          59,221     20,723,412     22,093,046    16,335,841     2,660,092        684,340
----------------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   (Depreciation) of Investments:
     Beginning of year                          --       25,534,430     33,636,442     8,293,764     1,114,017      1,113,579
     End of year                             673,196    110,582,801    115,601,383    18,334,047      (273,413)      (374,229)
----------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net
     Unrealized Appreciation                 673,196     85,048,371     81,964,941    10,040,283    (1,387,430)    (1,487,808)
==================================================================================================================================
Net Gain (Loss) on Investments               732,417    105,771,783    104,057,987    26,376,124     1,272,662       (803,468)
==================================================================================================================================
Increase in Net Assets From Operations      $770,342   $107,688,588   $115,796,128   $39,447,131   $ 6,940,785    $ 3,089,193
==================================================================================================================================

(1)  For the period March 9, 1998 (commencement of operations) to January 31,
     1999.

                      See Notes to Financial Statements.


Statements of Changes in Net Assets                                                              For the Year Ended January 31, 1999

 ....................................................................................................................................

                                          Global       High Growth       Growth         Balanced      Conservative       Income
                                        Portfolio(1)    Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
====================================================================================================================================

Operations:
   Net investment income               $     37,925   $   1,916,805   $  11,738,141   $  13,071,007   $   5,668,123   $  3,892,661
   Net realized gain                         59,221      20,723,412      22,093,046      16,335,841       2,660,092        684,340
   Increase (decrease) in net
     unrealized appreciation                673,196      85,048,371      81,964,941      10,040,283      (1,387,430)    (1,487,808)
------------------------------------------------------------------------------------------------------------------------------------

   Increase in Net Assets From
     Operations                             770,342     107,688,588     115,796,128      39,447,131       6,940,785      3,089,193
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders From:
   Net investment income                    (37,925)     (1,916,805)    (11,668,230)    (13,888,946)     (5,720,587)    (3,925,621)
   Net realized gains                       (15,769)    (22,738,630)    (21,474,608)    (13,499,883)     (2,438,232)      (653,034)
------------------------------------------------------------------------------------------------------------------------------------

   Decrease in Net Assets From
     Distributions to Shareholders          (53,694)    (24,655,435)    (33,142,838)    (27,388,829)     (8,158,819)    (4,578,655)
------------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions (Note 5):
   Net proceeds from sale of shares      21,514,725     250,815,393     279,779,380     221,653,754      63,759,336     32,573,378
   Net asset value of shares issued
     for reinvestment of dividends           53,691      24,488,226      32,700,434      26,738,856       7,940,449      4,093,470
   Cost of shares reacquired             (2,054,857)   (150,565,920)   (160,653,723)   (104,498,115)    (32,857,120)   (20,741,399)
------------------------------------------------------------------------------------------------------------------------------------

   Increase in Net Assets From
     Fund Share Transactions             19,513,559     124,737,699     151,826,091     143,894,495      38,842,665     15,925,449
====================================================================================================================================

Increase in Net Assets                   20,230,207     207,770,852     234,479,381     155,952,797      37,624,631     14,435,987
Net Assets:
   Beginning of year                           --       520,235,921     669,207,264     390,989,066     105,840,675     60,396,297
------------------------------------------------------------------------------------------------------------------------------------

   End of year*                        $ 20,230,207   $ 728,006,773   $ 903,686,645   $ 546,941,863   $ 143,465,306   $ 74,832,284
====================================================================================================================================

* Includes undistributed
     (overdistributed) net
     investment income of:                     --              --     $     768,600   $     398,975   $     373,120   $    (32,960)
====================================================================================================================================


(1)  For the period March 9, 1998 (commencement of operations) to
     January 31, 1999.

                      See Notes to Financial Statements.

Statements of Changes in Net Assets                                                        For the Year Ended January 31, 1998
 ..............................................................................................................................
                                             High Growth        Growth          Balanced        Conservative      Income
                                              Portfolio        Portfolio        Portfolio        Portfolio       Portfolio
==============================================================================================================================
Operations:
   Net investment income                   $   2,669,143    $  12,529,086    $  13,659,471    $   5,049,131    $  3,100,683
   Net realized gain                          17,775,951       29,493,232       16,800,043        4,203,421       1,383,417
   Increase (decrease) in
     net unrealized appreciation              11,477,881       16,910,396        1,949,498          (16,667)        735,161
------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets
     From Operations                          31,922,975       58,932,714       32,409,012        9,235,885       5,219,261
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
   Net investment income                      (2,809,546)     (12,438,206)     (12,443,765)      (4,682,272)     (3,100,202)
   Net realized gains                        (13,312,592)     (22,116,042)     (10,546,267)      (3,245,447)     (1,379,897)
------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders           (16,122,138)     (34,554,248)     (22,990,032)      (7,927,719)     (4,480,099)
Fund Share Transactions (Note 5):
   Net proceeds from sale of shares          247,787,678      288,173,524      191,523,747       50,928,148      32,582,708
   Net asset value of shares issued
     for reinvestment of dividends            15,986,768       34,055,452       22,287,746        7,648,480       3,947,812
   Cost of shares reacquired                 (73,993,785)     (81,145,273)     (55,067,476)     (16,949,496)    (14,603,848)
------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                 189,780,661      241,083,703      158,744,017       41,627,132      21,926,672
------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                       205,581,498      265,462,169      168,162,997       42,935,298      22,665,834
Net Assets:
   Beginning of year                         314,654,423      403,745,095      222,826,069       62,905,377      37,730,463
------------------------------------------------------------------------------------------------------------------------------
   End of year*                            $ 520,235,921    $ 669,207,264    $ 390,989,066    $ 105,840,675    $ 60,396,297
==============================================================================================================================
* Includes undistributed
   net investment income of:                        --      $     698,689    $   1,216,914    $     425,584            --
==============================================================================================================================

                      See Notes to Financial Statements.

Notes to Financial Statements
 ................................................................................
1. Significant Accounting Policies
The Global, High Growth, Growth, Balanced, Conservative and Income Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Concert Allocation Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of these portfolios and five other separate investment portfolios: Select High Growth, Select Growth, Select Balanced, Select Conservative and Select Income Portfolios. The Portfolios invest in other mutual funds ("Underlying Funds") managed by SSBC Fund
Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The financial statements and financial highlights for the other portfolios are presented in a separate annual report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation; (c) income distributions and short-term capital gain distributions from Underlying Funds are recorded on the ex-dividend date as investment income and interest income is recorded on an accrual basis;
(d) long-term capital gains from Underlying Funds are recorded on the ex-dividend date as realized gains; (e) gains or losses on the sale of Underlying Funds are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Net investment income, net realized gains and net assets were not affected by these adjustments; (i) direct expenses are charged to each class of each portfolio; management fees are allocated on the basis of the relative net assets of each class; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions
SSBC is the investment manager for the Fund. Each Portfolio pays SSBC a monthly fee calculated at an annual rate of 0.35% on the average daily net assets. From this fee all expenses of the Fund are deducted except for Rule 12b-1 Plan Distribution fees and extraordinary expenses. If expenses exceed the 0.35% fee, the excess amount is paid on behalf of the Fund by SSBC.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

On June 12, 1998, the Fund's Board of Directors approved the renaming of existing Class C shares as Class L shares. Effective June 15, 1998, Class L shares are being sold at the net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

The Global, High Growth, Growth and Balanced Portfolios have a CDSC of 5.00% on Class B shares, which applies if redemption occurs less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. The Conservative and Income Portfolios have a CDSC of 4.50% on Class B shares, which applies if redemption occurs less than one year from purchase and declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred.

For the year ended January 31, 1999, SSB received sales charges of approximately $798,000 and $113,000 on sales of the Portfolios' Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

Portfolio                                                 Class B       Class L
--------------------------------------------------------------------------------
Global                                                   $  2,000        $   --
High Growth                                               280,000         8,000
Growth                                                    490,000         4,000
Balanced                                                  232,000         3,000
Conservative                                               35,000            --
Income                                                     34,000            --
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to their Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Global, High Growth, Growth and Balanced Portfolios each pays a distribution fee with respect to their Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class. The Conservative and Income Portfolios each pays a distribution fee with respect to their Class B and L shares calculated at the annual rates of 0.50% and 0.45%, respectively, of the average daily net assets of each class.

 ................................................................................
For the year ended January 31, 1999, total Distribution Plan fees were as follows:

Portfolio                           Class A           Class B           Class L
--------------------------------------------------------------------------------
Global                              $ 10,958        $   38,673          $  1,146
High Growth                          765,218         2,700,351           327,957
Growth                               823,014         3,941,671           472,118
Balanced                             497,891         2,220,756           310,701
Conservative                         152,606           419,651            41,006
Income                                82,447           227,917            25,272
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended January 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                      Purchases                Sales
--------------------------------------------------------------------------------
Global                                       $ 19,175,598           $         --
High Growth                                   238,598,218            128,878,059
Growth                                        221,527,973             76,604,977
Balanced                                      188,061,812             43,408,741
Conservative                                   45,028,326              5,872,884
Income                                         15,985,448                     --
--------------------------------------------------------------------------------

At January 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                Net Unrealized
Portfolio                                                        Appreciation
                                Appreciation    Depreciation    (Depreciation)
--------------------------------------------------------------------------------
Global                        $  1,212,354      $   (539,158)      $    673,196
High Growth                    123,598,840       (13,016,039)       110,582,801
Growth                         126,068,066       (10,466,683)       115,601,383
Balanced                        25,035,339        (6,701,292)        18,334,047
Conservative                     2,686,680        (2,960,093)          (273,413)
Income                           1,089,796        (1,464,025)          (374,229)
--------------------------------------------------------------------------------

4. Repurchase Agreements
The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Capital Shares
At January 31, 1999, the Fund had 5.5 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolios and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

 ................................................................................
At January 31, 1999, total paid-in capital amounted to the following for each class:

Portfolio                 Class A        Class B         Class L       Class Z
--------------------------------------------------------------------------------
Global                 $ 10,391,354   $  8,879,613   $    242,592   $         --
High Growth             307,189,542    267,315,727     31,796,169      6,128,381
Growth                  338,731,002    386,620,460     44,693,404      5,795,130
Balanced                214,503,349    232,016,747     32,166,022     36,429,173
Conservative             70,471,074     64,035,624      6,730,116             --
Income                   36,422,897     34,409,726      3,930,390             --
--------------------------------------------------------------------------------

Transactions in shares of each class within each Portfolio were as follows:

                                                        Year Ended January 31, 1999*                Year Ended January 31, 1998
                                                        ----------------------------               -----------------------------
                                                         Shares              Amount                 Shares                Amount
--------------------------------------------------------------------------------------------------------------------------------
GLOBAL Portfolio:
Class A
   Shares sold                                          1,073,327         $ 11,530,351                   --                   --
   Shares issued on reinvestment                            4,610               50,532                   --                   --
   Shares reacquired                                     (113,360)          (1,189,529)                  --                   --
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                           964,577         $ 10,391,354                   --                   --
================================================================================================================================
Class B
   Shares sold                                            907,165         $  9,739,828                   --                   --
   Shares issued on reinvestment                              281                3,083                   --                   --
   Shares reacquired                                      (80,297)            (863,298)                  --                   --
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                           827,149         $  8,879,613                   --                   --
================================================================================================================================
Class L**
   Shares sold                                             22,142         $    244,546                   --                   --
   Shares issued on reinvestment                                7                   76                   --                   --
   Shares reacquired                                         (197)              (2,030)                  --                   --
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                            21,952         $    242,592                   --                   --
================================================================================================================================
High Growth Portfolio:
Class A
   Shares sold                                          9,638,759         $133,112,615           10,010,305         $128,519,682
   Shares issued on reinvestment                          924,090           13,150,399              674,466            8,707,357
   Shares reacquired                                   (5,966,783)         (82,338,491)          (3,113,531)         (40,195,802)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                         4,596,066         $ 63,924,523            7,571,240         $ 97,031,237
================================================================================================================================
Class B
   Shares sold                                          7,337,722         $100,937,836            8,083,651         $103,764,047
   Shares issued on reinvestment                          700,013            9,910,412              496,177            6,400,681
   Shares reacquired                                   (4,321,062)         (58,961,282)          (2,190,222)         (28,152,547)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                         3,716,673         $ 51,886,966            6,389,606         $ 82,012,181
================================================================================================================================
Class L**
   Shares sold                                            978,422         $ 13,492,978              967,197         $ 12,449,955
   Shares issued on reinvestment                           83,746            1,186,252               60,158              776,640
   Shares reacquired                                     (647,771)          (8,784,316)            (435,887)          (5,582,392)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                           414,397         $  5,894,914              591,468         $  7,644,203
================================================================================================================================
Class Z
   Shares sold                                            237,560         $  3,271,964              230,648         $  3,053,994
   Shares issued on reinvestment                           16,927              241,163                7,908              102,090
   Shares reacquired                                      (36,884)            (481,831)              (4,701)             (63,044)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                           217,603         $  3,031,296              233,855         $  3,093,040
================================================================================================================================

 * For the Global Portfolio, transactions are for the period from March 9, 1998 (inception date) to January 31, 1999.
** On June 12, 1998, Class C shares were renamed Class L shares.

Notes to Financial Statements (continued)
 ...................................................................................................................................
                                                          Year Ended January 31, 1999                Year Ended January 31, 1998
                                                          ---------------------------                ---------------------------
                                                           Shares              Amount                Shares               Amount
-----------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Class A
   Shares sold                                             9,890,705        $ 135,398,427           10,133,515        $ 130,849,284
   Shares issued on reinvestment                           1,153,168           16,051,546            1,205,901           15,556,116
   Shares reacquired                                      (5,482,711)         (74,886,382)          (2,864,046)         (37,262,268)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                            5,561,163        $  76,563,591            8,475,370        $ 109,143,132
-----------------------------------------------------------------------------------------------------------------------------------
Class B
   Shares sold                                             9,212,957        $ 125,960,941           10,828,351        $ 139,348,855
   Shares issued on reinvestment                           1,053,702           14,682,979            1,263,705           16,327,065
   Shares reacquired                                      (5,399,175)         (73,438,124)          (2,826,910)         (36,586,917)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                            4,867,484        $  67,205,796            9,265,146        $ 119,089,003
-----------------------------------------------------------------------------------------------------------------------------------
Class L*
   Shares sold                                             1,118,532        $  15,322,127            1,167,870        $  15,084,743
   Shares issued on reinvestment                             122,113            1,702,086              155,822            2,013,222
   Shares reacquired                                        (863,978)         (11,810,541)            (555,673)          (7,192,671)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                              376,667        $   5,213,672              768,019        $   9,905,294
-----------------------------------------------------------------------------------------------------------------------------------
Class Z
   Shares sold                                               225,050        $   3,097,885              218,816        $   2,890,642
   Shares issued on reinvestment                              18,966              263,823               12,339              159,049
   Shares reacquired                                         (38,475)            (518,676)              (7,700)            (103,417)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                              205,540        $   2,843,032              223,455        $   2,946,274
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:
Class A
   Shares sold                                             7,295,468        $  93,331,666            7,062,248        $  89,012,976
   Shares issued on reinvestment                             992,232           12,647,946              812,798           10,223,473
   Shares reacquired                                      (3,928,077)         (50,334,232)          (2,144,347)         (27,210,876)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                            4,359,623        $  55,645,380            5,730,699        $  72,025,573
-----------------------------------------------------------------------------------------------------------------------------------
Class B
   Shares sold                                             6,310,903        $  80,756,363            7,134,949        $  89,763,171
   Shares issued on reinvestment                             955,452           12,174,485              834,347           10,489,664
   Shares reacquired                                      (3,493,405)         (44,662,329)          (1,826,017)         (23,166,035)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                            3,772,950        $  48,268,519            6,143,279        $  77,086,800
-----------------------------------------------------------------------------------------------------------------------------------
Class L*
   Shares sold                                             1,018,653        $  13,032,302              776,967        $   9,788,923
   Shares issued on reinvestment                             126,636            1,613,187              114,791            1,442,518
   Shares reacquired                                        (634,335)          (8,131,326)            (358,733)          (4,560,118)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                              510,954        $   6,514,163              533,025        $   6,671,323
-----------------------------------------------------------------------------------------------------------------------------------
Class Z
   Shares sold                                             2,689,368        $  34,533,423              230,880        $   2,958,677
   Shares issued on reinvestment                              23,813              303,238               10,474              132,091
   Shares reacquired                                        (108,811)          (1,370,228)             (10,188)            (130,447)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase                                            2,604,369        $  33,466,433              231,166        $   2,960,321
-----------------------------------------------------------------------------------------------------------------------------------

*  On June 12, 1998, Class C shares were renamed Class L shares.

Notes to Financial Statements (continued)
 ...................................................................................................................................
                                                              Year Ended January 31, 1999             Year Ended January 31, 1998
                                                              ---------------------------             ---------------------------
                                                               Shares             Amount               Shares              Amount
-----------------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE PORTFOLIO:
Class A
        Shares sold                                           2,757,450        $ 33,247,320           2,101,072        $ 25,731,997
        Shares issued on reinvestment                           343,683           4,130,057             317,020           3,840,702
        Shares reacquired                                    (1,363,889)        (16,448,987)           (771,353)         (9,452,258)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase                                          1,737,244        $ 20,928,390           1,646,739        $ 20,120,441
-----------------------------------------------------------------------------------------------------------------------------------
Class B
        Shares sold                                           2,192,411        $ 26,465,020           1,817,304        $ 22,221,744
        Shares issued on reinvestment                           283,399           3,402,812             279,308           3,380,940
        Shares reacquired                                    (1,068,131)        (12,898,059)           (480,509)         (5,906,489)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase                                          1,407,679        $ 16,969,773           1,616,103        $ 19,696,195
-----------------------------------------------------------------------------------------------------------------------------------
Class L*
        Shares sold                                             273,480        $  3,295,754             171,125        $  2,100,179
        Shares issued on reinvestment                            28,107             337,543              31,837             385,261
        Shares reacquired                                      (170,834)         (2,071,580)           (107,293)         (1,313,296)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase                                            130,753        $  1,561,717              95,669        $  1,172,144
-----------------------------------------------------------------------------------------------------------------------------------
Class Z+
        Shares sold                                              61,958        $    751,242              70,965        $    874,228
        Shares issued on reinvestment                             5,835              70,037               3,420              41,577
        Shares reacquired                                      (120,224)         (1,438,494)            (22,043)           (277,453)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase (Decrease)                                 (52,431)       $   (617,215)             52,342        $    638,352
-----------------------------------------------------------------------------------------------------------------------------------
Income Portfolio:
Class A
        Shares sold                                           1,432,010        $ 16,620,992           1,518,353        $ 17,876,653
        Shares issued on reinvestment                           186,978           2,165,859             179,710           2,105,847
        Shares reacquired                                      (969,412)        (11,236,624)           (727,648)         (8,590,070)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase                                            649,576        $  7,550,227             970,415        $ 11,392,430
-----------------------------------------------------------------------------------------------------------------------------------
Class B
        Shares sold                                           1,150,258        $ 13,342,895           1,016,644        $ 11,985,471
        Shares issued on reinvestment                           144,806           1,678,632             138,552           1,623,669
        Shares reacquired                                      (554,946)         (6,443,862)           (440,392)         (5,187,806)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase                                            740,118        $  8,577,665             714,804        $  8,421,334
-----------------------------------------------------------------------------------------------------------------------------------
Class L*
        Shares sold                                             142,970        $  1,657,080             161,208        $  1,904,319
        Shares issued on reinvestment                            14,963             173,507              15,043             176,293
        Shares reacquired                                      (118,393)         (1,382,791)            (56,114)           (660,859)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase                                             39,540        $    447,796             120,137        $  1,419,753
-----------------------------------------------------------------------------------------------------------------------------------
Class Z+
        Shares sold                                              81,175        $    952,411              68,905        $    816,265
        Shares issued on reinvestment                             6,518              75,472               3,572              42,003
        Shares reacquired                                      (146,474)         (1,678,122)            (13,734)           (165,113)
-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase (Decrease)                                 (58,781)       $   (650,239)             58,743        $    693,155
-----------------------------------------------------------------------------------------------------------------------------------

* On June 12, 1998, Class C shares were renamed Class L shares.
+ On January 4, 1999, Class Z shares were fully redeemed.

Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each period:


GLOBAL PORTFOLIO/(1)/                        Class A Shares/(2)/   Class B Shares/(2)/   Class L Shares/(2)(3)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $11.40               $11.40               $11.40
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
        Net investment income (loss)/(4)/             0.07                 0.00*               (0.02)
        Net realized and unrealized loss             (0.26)               (0.24)               (0.23)
-----------------------------------------------------------------------------------------------------------------
Total Loss From Operations                           (0.19)               (0.24)               (0.25)
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
        Net investment income                        (0.04)                  --                   --
        Net realized gains                           (0.01)               (0.01)               (0.01)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.05)               (0.01)               (0.01)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $11.16               $11.15               $11.14
-----------------------------------------------------------------------------------------------------------------
Total Return++                                       (1.60)%              (2.16)%              (2.25)%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000's)                  $10,766               $9,220                 $244
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
        Expenses                                      0.59%                1.32%                1.32%
        Net investment income (loss)                  0.80                 0.06                (0.12)
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  0%                   0%                   0%
-----------------------------------------------------------------------------------------------------------------

(1) For the period from March 9, 1998 (inception date) to January 31, 1999.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
 *  Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:


                                                         Class A Shares                               Class B Shares
                                          -----------------------------------------     -----------------------------------------
HIGH GROWTH PORTFOLIO                        1999/(1)/       1998         1997/(2)/        1999/(1)/      1998          1997/(2)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $12.97        $12.41         $11.40           $12.95         $12.41         $11.40
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
        Net investment income (loss)/(3)/        0.09          0.11           0.20            (0.01)          0.03           0.08
        Net realized and unrealized gain         2.36          0.91           1.05             2.35           0.89           1.04
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     2.45          1.02           1.25             2.34           0.92           1.12
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
        Net investment income                   (0.08)        (0.13)         (0.20)              --          (0.05)         (0.07)
        Net realized gains                      (0.48)        (0.33)         (0.04)           (0.48)         (0.33)         (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.56)        (0.46)         (0.24)           (0.48)         (0.38)         (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $14.86        $12.97         $12.41           $14.81         $12.95         $12.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                    19.15%         8.25%         11.04%++         18.30%          7.44%          9.91%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)              $365,225      $259,212       $154,069         $318,101       $230,142       $141,241
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
        Expenses                                 0.60%         0.60%          0.60%+           1.35%          1.35%          1.35%+
        Net investment income (loss)             0.68          1.00           2.79+           (0.07)          0.25           2.04+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            21%           39%             0%              21%            39%             0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:


                                                          Class L Shares/(1)/                           Class Z Shares
                                              ---------------------------------------       ---------------------------------------
HIGH GROWTH PORTFOLIO                         1999/(2)/       1998         1997/(3)/        1999/(2)/      1998/(2)/      1997/(4)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $12.96        $12.42         $11.40           $12.97         $12.41         $12.24
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
        Net investment income (loss)/(5)/       (0.01)         0.03           0.08             0.13           0.17           0.01
        Net realized and unrealized gain         2.34          0.89           1.05             2.36           0.89           0.16
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     2.33          0.92           1.13             2.49           1.06           0.17
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
        Net investment income                      --         (0.05)         (0.07)           (0.12)         (0.17)            --
        Net realized gains                      (0.48)        (0.33)         (0.04)           (0.48)         (0.33)            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.48)        (0.38)         (0.11)           (0.60)         (0.50)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $14.81        $12.96         $12.42           $14.86         $12.97         $12.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                    18.21%        7.44%          10.00%++         19.45%          8.58%          1.39%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)               $37,969      $27,845         $19,340           $6,712         $3,037             $4
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
        Expenses                                 1.35%        1.35%           1.35%+           0.35%          0.35%          0.35%+
        Net investment income (loss)            (0.07)        0.25            2.04+            0.95           1.25           3.33*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            21%          39%              0%              21%            39%             0%
------------------------------------------------------------------------------------------------------------------------------------


 (1) On June 12, 1998, Class C shares were renamed Class L shares.
 (2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
 (3) For the period from February 5, 1996 (inception date) to January 31, 1997.
 (4) For the period from January 17, 1997 (inception date) to January 31, 1997.
 (5) Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
  *  Not annualized.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:



                                                        Class A Shares                                 Class B Shares
                                          ------------------------------------------     ------------------------------------------
Growth Portfolio                             1999/(1)/        1998         1997/(2)/        1999/(1)/       1998          1997/(2)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $12.99         $12.32         $11.40           $13.00         $12.33         $11.40
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
        Net investment income/(3)/              0.26           0.31           0.33             0.16           0.22           0.23
        Net realized and unrealized gain        1.82           1.14           0.92             1.82           1.12           0.94
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                    2.08           1.45           1.25             1.98           1.34           1.17
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
        Net investment income                  (0.27)         (0.32)         (0.31)           (0.13)         (0.21)         (0.22)
        Net realized gains                     (0.37)         (0.46)         (0.02)           (0.37)         (0.46)         (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.64)         (0.78)         (0.33)           (0.50)         (0.67)         (0.24)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $14.43         $12.99         $12.32           $14.48         $13.00         $12.33
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                   16.20%         11.82%         11.08%++         15.40%         10.93%         10.32%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)             $391,235       $279,842       $161,026         $452,943       $343,474       $211,434
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
        Expenses                                0.60%          0.60%          0.60%+           1.35%          1.35%          1.35%+
        Net investment income                   1.93           2.77           4.79+            1.18           1.96           4.04+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           10%            41%             0%              10%            41%             0%
------------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Financial Highlights (continued)
 ..................................................................................................................................
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                             Class L Shares(1)                              Class Z Shares
                                              -------------------------------------           ----------------------------------
Growth Portfolio                              1999(2)           1998         1997(3)          1999(2)       1998(2)      1997(4)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $    13.00     $    12.33     $    11.40       $    12.99    $    12.32    $    12.18
----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(5)                       0.16           0.22           0.24             0.30          0.73          0.02
   Net realized and unrealized gain               1.82           1.12           0.93             1.81          0.75          0.12
----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                      1.98           1.34           1.17             2.11          1.48          0.14
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.13)         (0.21)         (0.22)           (0.32)        (0.35)         --
   Net realized gains                            (0.37)         (0.46)         (0.02)           (0.37)        (0.46)         --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.50)         (0.67)         (0.24)           (0.69)        (0.81)         --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    14.48     $    13.00     $    12.33       $    14.41    $    12.99    $    12.32
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                     15.40%         10.92%         10.32%++         16.47%        12.08%         1.15%++
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)             $   53,319     $   42,983     $   31,279       $    6,190    $    2,908    $        6
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                       1.35%          1.35%          1.35%+           0.35%         0.35%         0.35%+
   Net investment income                          1.18           1.81           4.04+            2.18          5.24          5.30*
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             10%            41%             0%              10%           41%            0%
----------------------------------------------------------------------------------------------------------------------------------

(1) On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from February 5, 1996 (inception date) to January 31, 1997.
(4) For the period from January 17, 1997 (inception date) to January 31, 1997.
(5) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
*   Not annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


Financial Highlights (continued)
 ..................................................................................................................................
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                         Class A Shares                                 Class B Shares
                                             --------------------------------------        --------------------------------------
Balanced Portfolio                           1999(1)          1998           1997(2)       1999(1)           1998         1997(2)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $    12.62     $    12.14     $    11.40      $    12.61     $    12.14     $    11.40
----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(3)                      0.42           0.58           0.45            0.32           0.48           0.37
   Net realized and unrealized gain              0.73           0.80           0.74            0.74           0.80           0.74
----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     1.15           1.38           1.19            1.06           1.28           1.11
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.45)         (0.54)         (0.45)          (0.35)         (0.45)         (0.37)
   Net realized gains                           (0.37)         (0.36)          --             (0.37)         (0.36)          --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.82)         (0.90)         (0.45)          (0.72)         (0.81)         (0.37)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $    12.95     $    12.62     $    12.14      $    12.95     $    12.61     $    12.14
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                     9.33%         11.59%         10.64%++         8.62%         10.67%          9.90%++
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $  227,674     $  166,806     $   90,938      $  247,733     $  193,791     $  111,918
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      0.60%          0.60%          0.60%+          1.35%          1.35%          1.35%+
   Net investment income                         3.24           4.79           4.88+           2.50           3.96           4.14+
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            10%            23%             0%             10%            23%             0%
----------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

Financial Highlights (continued)
 ..................................................................................................................................
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                      Class L Shares(1)                                Class Z Shares
                                           ---------------------------------------        ----------------------------------------
BALANCED PORTFOLIO                         1999/(2)/          1998       1997/(3)/        1999/(2)/     1998/(2)/       1997/(4)/
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $   12.61     $    12.14     $    11.40      $    12.61     $    12.13      $    12.10
----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income/(5)/                   0.32           0.46           0.37            0.45           1.11            0.00#
   Net realized and unrealized gain             0.73           0.82           0.74            0.74           0.30            0.03
----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                    1.05           1.28           1.11            1.19           1.41            0.03
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       (0.35)         (0.45)         (0.37)          (0.48)         (0.57)           --
   Net realized gains                          (0.37)         (0.36)          --             (0.37)         (0.36)           --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.72)         (0.81)         (0.37)          (0.85)         (0.93)           --
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $   12.94     $    12.61     $    12.14      $    12.95     $    12.61      $    12.13
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                    8.53%         10.67%          9.90%++         9.70          11.82%           0.25%++
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $  34,809     $   27,473     $   19,968      $   36,726     $    2,919      $        2
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                     1.35%          1.35%          1.35%+          0.35%          0.35%           0.35%+
   Net investment income                        2.50           3.69           4.14+           3.50           8.31            5.39*
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           10%            23%             0%             10%            23%              0%
----------------------------------------------------------------------------------------------------------------------------------

(1)  On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(4)  For the period from January 17, 1997 (inception date) to January 31, 1997.
(5) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
#    Amount represents less than $0.01.
*    Not annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

 ................................................................................
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                          Class A Shares                                 Class B Shares
                                              ------------------------------------          -------------------------------------
CONSERVATIVE PORTFOLIO                        1999/(1)/        1998      1997/(2)/          1999/(/1)          1998    1997/(2)/
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $    12.17     $    11.90     $    11.46       $    12.16     $    11.89     $  11.46
----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income/(3)/                    0.58           0.73           0.53             0.52           0.66         0.48
   Net realized and unrealized gain              0.11           0.63           0.43             0.10           0.64         0.42
----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     0.69           1.36           0.96             0.62           1.30         0.90
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                        (0.58)         (0.69)         (0.52)           (0.52)         (0.63)       (0.47)
   Net realized gains                           (0.24)         (0.40)          --              (0.24)         (0.40)        --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.82)         (1.09)         (0.52)           (0.76)         (1.03)       (0.47)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $    12.04     $    12.17     $    11.90       $    12.02     $    12.16     $  11.89
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                     5.85%         11.70%          8.57%++          5.22%         11.21%        8.03%++
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)            $   71,583     $   51,233     $   30,478       $   64,983     $   48,584     $ 28,297
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      0.60%          0.60%          0.60%+           1.09%          1.10%        1.10%+
   Net investment income                         4.80           6.17           5.66+            4.31           5.67         5.16+
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             5%            28%             0%               5%            28%           0%
----------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                  Class L Shares/(1)/
                                         ------------------------------------
CONSERVATIVE PORTFOLIO                   1999/(2)/         1998    1997/(3)/
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.16       $11.89       $11.46
-----------------------------------------------------------------------------
Income From Operations:
   Net investment income/(4)/                 0.53         0.69         0.48
   Net realized and unrealized gain           0.10         0.62         0.42
-----------------------------------------------------------------------------
Total Income From Operations                  0.63         1.31         0.90
-----------------------------------------------------------------------------
Less Distributions From:
   Net investment income                     (0.53)       (0.64)       (0.47)
   Net realized gains                        (0.24)       (0.40)          --
-----------------------------------------------------------------------------
Total Distributions                          (0.77)       (1.04)       (0.47)
-----------------------------------------------------------------------------
Net Asset Value, End of Year                $12.02       $12.16       $11.89
-----------------------------------------------------------------------------
Total Return                                  5.29%       11.25%        8.08%++
-----------------------------------------------------------------------------
Net Assets, End of Year (000's)             $6,899       $5,386       $4,129
-----------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                   1.05%        1.05%        1.05%+
   Net investment income                      4.32         5.72         5.21+
-----------------------------------------------------------------------------
Portfolio Turnover Rate                          5%          28%           0%
-----------------------------------------------------------------------------

(1)  On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(4) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
*    Not annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

 ................................................................................
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                              Class A Shares                            Class B Shares
                                                  ---------------------------------         -----------------------------------
Income Portfolio                                    1999/(1)/     1998         1997/(2)/      1999/(1)/      1998          1997/(2)/
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $11.75       $11.53       $11.46          $11.76        $11.53        $11.46
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income/(3)/                         0.69         0.76         0.63            0.63          0.70          0.58
   Net realized and unrealized gain (loss)           (0.14)        0.52         0.07           (0.15)         0.52          0.07
--------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                          0.55         1.28         0.70            0.48          1.22          0.65
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.69)       (0.77)       (0.63)          (0.63)        (0.70)        (0.58)
   Net realized gains                                (0.11)       (0.29)          --           (0.11)        (0.29)           --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.80)       (1.06)       (0.63)          (0.74)        (0.99)        (0.58)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $11.50       $11.75       $11.53          $11.50        $11.76        $11.53
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                          4.88%       11.44%        6.39%++         4.25%        10.93%         5.89%++
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                    $36,390      $29,574      $17,817         $34,497       $26,563       $17,800
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                           0.60%        0.60%        0.60%+          1.10%         1.10%         1.10%+
   Net investment income                              5.95         6.62         6.32+           5.45          6.12          5.82+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  0%          28%           0%              0%           28%            0%
--------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


Financial Highlights (continued)
 .................................................................................................................................
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                                                                 Class L Shares
                                                                              -------------------------------------------------
Income Portfolio                                                              1999(2)                1998               1997(3)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                           $   11.76            $   11.53            $   11.46
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
        Net investment income(4)                                                  0.64                 0.71                 0.59
        Net realized and unrealized gain (loss)                                  (0.15)                0.52                 0.07
--------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                                      0.49                 1.23                 0.66
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
        Net investment income                                                    (0.64)               (0.71)               (0.59)
        Net realized gains                                                       (0.11)               (0.29)                --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                              (0.75)               (1.00)               (0.59)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                                 $   11.50            $   11.76            $   11.53
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                      4.31%               10.98%                5.94%++
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                                              $   3,945            $   3,568            $   2,113
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
        Expenses                                                                  1.05%                1.05%                1.05%+
        Net investment income                                                     5.47                 6.17                 5.87+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                              0%                  28%                   0%
--------------------------------------------------------------------------------------------------------------------------------

(1)  On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(4) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

Independent Auditors' Report
 ................................................................................

The Shareholders and Board of Directors of
Smith Barney Concert Allocation Series Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Global, High Growth, Growth, Balanced, Conservative, and Income Portfolios ("Portfolios") of Smith Barney Concert Allocation Series Inc. ("Fund") as of January 31, 1999, the related statements of operations for the year then ended, and statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period from February 5, 1996 (commencement of operations) to January 31, 1997, with respect to the High Growth, Growth, Balanced, Conservative, and Income Portfolios, and from March 9, 1998 (commencement of operations) to January 31, 1999, with respect to the Global Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1999, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned portfolios of Smith Barney Concert Allocation Series Inc. as of January 31, 1999, and the results of their operations for the year then ended, the changes in their net assets and financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                                                        KMPG LLP


New York, New York

March 8, 1999

Additional Shareholder Information (unaudited)
 ................................................................................
On March 9, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1.   To elect Directors of the Fund which includes all Portfolios; and

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                          Percentage     Percentage
                         Shares Voted    of Shares     Shares Voted    of Shares
 Name of Directors           For           Voted          Against        Voted
--------------------------------------------------------------------------------
 Walter E. Auch         84,619,503.676     97.425%     2,236,735.674     2.575%
 Martin Brody           84,551,046.663     97.346      2,305,192.687     2.654
 H. John Ellis          84,667,389.466     97.480      2,188,849.884     2.520
 Armon E. Karnesar      84,634,316.373     97.442      2,221,922.977     2.558
 Stephen E. Kaufman     84,596,251.231     97.398      2,259,988.119     2.602
 Heath B. McLendon      84,674,485.335     97.488      2,181,754.015     2.512
--------------------------------------------------------------------------------

Proposal 2 requested that shareholders approve certain modifications to the fundamental investment policies of the Portfolios in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolios. The following chart demonstrates that all proposals were approved by the shareholders.

--------------------------------------------------------------------------------
Senior Securities                                                     Approved
--------------------------------------------------------------------------------
Borrowing                                                             Approved
--------------------------------------------------------------------------------
Lending by the Fund                                                   Approved
--------------------------------------------------------------------------------
Underwriting                                                          Approved
--------------------------------------------------------------------------------
Real Estate                                                           Approved
--------------------------------------------------------------------------------

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolios on all proposals.*

                Percentage                  Percentage                Percentage
  Shares Voted  of Shares    Shares Voted   of Shares     Shares      of Shares
     For          Voted         Against       Voted     Abstaining    Abstained
--------------------------------------------------------------------------------
2,789,103.084     86.804%     71,944.707      2.239%    362,102.180    11.270%
--------------------------------------------------------------------------------
* Broker non-votes constituted less than one percent of the shares voted.

Tax Information (unaudited)
 ................................................................................
For Federal tax purposes the Portfolios hereby designates for the fiscal year ended January 31, 1999:

 .    Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

       Global Portfolio                                      46.81%
       High Growth Portfolio                                 45.26
       Growth Portfolio                                      18.94
       Balanced Portfolio                                    19.01
       Conservative Portfolio                                 8.86
       Income Portfolio                                       4.08

 .    Total long-term capital gain distributions paid:

       Global Portfolio                                $    15,769
       High Growth Portfolio                            21,767,356
       Growth Portfolio                                 20,599,163
       Balanced Portfolio                               12,899,989
       Conservative Portfolio                            2,308,904
       Income Portfolio                                    653,034

The following percentages of ordinary income dividends paid by the Portfolios are derived from Federal obligations and may be exempt from taxation at the state level:

       Global Portfolio                                       0.01%
       High Growth Portfolio                                  0.01
       Growth Portfolio                                       4.60
       Balanced Portfolio                                    12.43
       Conservative Portfolio                                10.46
       Income Portfolio                                      13.43

Directors

Walter E. Auch
Martin Brody
H. John Ellis
Armon E. Kamesar
Stephen E. Kaufman
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Thomas B. Stiles II
Vice President and
Investment Officer

R. Jay Gerken
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager
SSBC Fund Management Inc.

Distributors

CFBDS, Inc.
Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

Smith Barney Concert Allocation
Series Inc.
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

This report is submitted for the general information of the shareholders of Smith Barney Concert Allocation Series Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

[LOGO OF SALOMON SMITH BARNEY APPEARS HERE]

Member NASD, SIPC
(C) 1998 Smith Barney Inc.

FD01278 3/99